$200,000,000

                                SINCLAIR CAPITAL

        11-5/8% High Yield Trust Offered Preferred Securities ("HYTOPS")
                guaranteed to the extent set forth in the Parent
                   Guarantee by Sinclair Broadcast Group, Inc.

                               PURCHASE AGREEMENT
                               ------------------

                                                                   March 5, 1997

SMITH BARNEY INC.
CHASE SECURITIES INC.
c/o SMITH BARNEY INC.
388 Greenwich Street
New York, New York 10013

Dear Sirs:

                  Sinclair Capital (the "Trust"), a special purpose statutory business trust created under the laws of the State of Delaware and Sinclair Broadcast Group, Inc., a Maryland corporation and as guarantor (the "Company" or "Guarantor") and KDSM, Inc., a Maryland corporation as depositor of the Trust and indirect wholly owned subsidiary of the Guarantor ("KDSM, Inc.") (the Trust, the Company and KDSM, Inc. collectively referred to as the "Offerors") propose, upon the terms and conditions set forth herein, that the Trust issue and sell to you as the initial purchasers (the "Initial Purchasers") an aggregate of $200,000,000 liquidation amount of its 11-5/8% High Yield Trust Offered Preferred Securities (liquidation amount equal to $100 per security) (the "Preferred Securities") representing undivided beneficial interests in the assets of the Trust, guaranteed by the Guarantor as to payments of distributions, and as to payments on liquidation and redemption, to the extent set forth in a guarantee agreement (the "Parent Guarantee") among the Guarantor and First Union National Bank of Maryland as trustee (the "Guarantee Trustee"). The proceeds of the sale of the Preferred Securities and its common securities (the "Common Securities", such Common Securities to be owned by KDSM, Inc.) by the Trust are to be invested in 11-5/8% Senior Debentures due 2009 (the "Debentures") of KDSM, Inc., to be guaranteed by the Guarantor in certain circumstances (the "Parent Debenture Guarantee"), and the Debentures are to be issued, pursuant to an Indenture (the "Indenture") among KDSM, Inc., the Guarantor and First Union National Bank of Maryland, as trustee (the "Debenture Trustee").

                  The Preferred Securities and the Common Securities are to be issued pursuant to the terms of an amended and restated trust agreement, dated as of March 12, 1997 (the "Trust Agreement"), among KDSM, Inc., as depositor, First Union National Bank of Maryland, as the property trustee (the "Property Trustee"), First Union Bank of Delaware, as the Delaware trustee (the "Delaware Trustee") and the Administrative Trustees (the "Administrative Trustees") named in the Trust Agreement (the Administrative Trustees, the Property Trustee and the Delaware Trustee collectively referred to as the "Trustees").

                  KDSM, Inc. will also own Series C Preferred Stock of the Company ("Parent Preferred") with a liquidation value equal to the liquidation value of the Preferred Securities and Common Securities, collectively. KDSM, Inc.'s obligations under the Debentures will be secured with a first priority pledge of KDSM, Inc.'s interest in the Parent Preferred pursuant to a pledge agreement by and between KDSM, Inc. and the collateral agent (the "Collateral Agent") and the Trust (the "Pledge Agreement"). The Preferred Securities, the Parent Preferred and the Debentures are collectively referred to herein as the "Securities.

                  "The Offerors wish to confirm as follows their agreement with the Initial Purchasers in connection with the purchase and resale of the Preferred Securities.

                  1. Preliminary Offering Memorandum and Offering Memorandum. The Preferred Securities will be offered and sold to the Initial Purchasers without registration under the Securities Act of 1933, as amended (the "Act"), in reliance on an exemption pursuant to Section 4(2) under the Act. The Offerors have prepared a preliminary offering memorandum, dated February 24, 1997 (the "Preliminary Offering Memorandum"), and an offering memorandum, dated March 5, 1997 (the "Offering Memorandum"), setting forth information regarding the Company, KDSM, Inc., the Trust, the Preferred Securities, the Parent Guarantee, the Indenture, the Debentures, the Parent Debenture Guarantee, the Expense Agreement, the Registration Rights Agreement, the Pledge Agreement and certain other agreements related to the transactions contemplated herein. Any references herein to the Preliminary Offering Memorandum and the Offering Memorandum shall be deemed to include all amendments and supplements thereto. The Offerors hereby confirm that they have authorized the use of the Preliminary Offering Memorandum and the Offering Memorandum in connection with the offering and resale of the Preferred Securities by the Initial Purchasers.

                  The Offerors understand that the Initial Purchasers propose to make offers and sales (the "Exempt Resales") of the Preferred Securities purchased by the Initial Purchasers hereunder only on the terms and in the manner set forth in the Preliminary Offering Memorandum and the Offering Memorandum and Section 2 hereof, as soon as the Initial Purchasers deem advisable after this Agreement has been executed and delivered, (i) to persons in the United States whom the Initial Purchasers reasonably believe to be qualified institutional buyers ("Qualified Institutional Buyers") as defined in Rule 144A under the Act, as such rule may be amended from time to time ("Rule 144A"), in transactions under Rule 144A, and (ii) to a limited number of other institutional "accredited investors" (as defined in Rule 501(a)(1), (2), (3) and
(7) under Regulation D of the Act) ("Accredited Investors") in private sales exempt from registration under the Act (such persons specified in clauses (i) and (ii) being referred to herein as the "Eligible Purchasers").

                  It is understood and acknowledged that upon original issuance thereof, and until such time as the same is no longer required under the applicable requirements of the Act, the Preferred Securities shall bear the following legend:

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT AS SET FORTH BELOW. BY ITS ACQUISITION HEREOF, THE HOLDER (1) REPRESENTS THAT (A) IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) OR (B) IT IS AN INSTITUTIONAL "ACCREDITED INVESTOR" (AS DEFINED IN RULE 501(a)(1), (2), (3) OR (7) UNDER THE SECURITIES ACT) (AN "ACCREDITED INVESTOR"), (2) AGREES THAT IT WILL NOT WITHIN TWO YEARS AFTER THE ORIGINAL ISSUANCE OF THIS SECURITY RESELL OR OTHERWISE TRANSFER THIS SECURITY EXCEPT (A) TO THE ISSUER OR ANY SUBSIDIARY THEREOF, (B) INSIDE THE UNITED STATES TO A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT, (C) INSIDE THE UNITED STATES TO AN ACCREDITED INVESTOR THAT, PRIOR TO SUCH TRANSFER, FURNISHES TO THE TRANSFER AGENT A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS (THE FORM OF WHICH LETTER CAN BE OBTAINED FROM THE TRANSFER AGENT), (D) PURSUANT TO THE EXEMPTION FROM
REGISTRATION  PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF  AVAILABLE),  OR
(E) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND
(3) AGREES THAT IT WILL GIVE TO EACH PERSON TO WHOM THIS SECURITY IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND.

                  It is also understood and acknowledged that holders (including subsequent transferees) of the Preferred Securities will, among holders of certain other securities, have the registration rights set forth in the registration rights agreement (the "Registration Rights Agreement"), to be dated the date hereof, in substantially the form of Exhibit A hereto, for so long as any of the Securities contain restrictions on transfer.

                  Pursuant to the Registration Rights Agreement, the Offerors will agree to use their best efforts to, among other things, (i) file with the Securities and Exchange Commission (the "Commission") a registration statement (the "Exchange Offer Registration Statement") with respect to securities identical in all material respects to the Securities (the "Exchange Securities") and, upon such Exchange Offer Registration Statement becoming effective, to offer holders of the Securities the opportunity to exchange their Securities for the Exchange Securities, (ii) file with the Commission under the circumstances set forth therein, a registration statement on the appropriate form under the Act relating to the resale of the Preferred Securities by certain holders thereof from time to time in accordance with the methods of distribution set forth in such registration statement and Rule 415 under the Act (the "Shelf Registration Statement") and (iii) to use its best efforts to cause such Exchange Offer Registration Statement and/or the Shelf Registration Statement to be declared effective. If the Offerors fail to comply with the provisions of the Registration Rights Agreement, additional distributions will be required on the Preferred Securities as set forth in the Registration Rights Agreement.

                  This Agreement, the Parent Guarantee, the Indenture (including the Parent Debenture Guarantee), the Pledge Agreement, the Expense Agreement and the Registration Rights Agreement are hereinafter referred to collectively as the "Operative Documents."

                  Capitalized terms used herein without definition have the respective meanings specified therefor in the Offering Memorandum.

                  2.  Agreements  to Sell,  Purchase  and Resell.  (a) The Trust
hereby agrees, subject to all the terms and conditions set forth herein, to issue and sell to the Initial Purchasers and, upon the basis of the representations, warranties and agreements of the Trust herein contained and subject to all the terms and conditions set forth herein, the Initial Purchasers agree to purchase from the Trust, at a purchase price of 100% of the liquidation amount thereof, the liquidation amount of Preferred Securities set forth opposite the name of the Initial Purchasers in Schedule I hereto. As compensation to the Initial Purchasers for their commitments hereunder, and in view of the fact that the proceeds of the sale of the Preferred Securities will be issued by the Trust to purchase the KDSM Senior Debentures of KDSM, Inc., KDSM, Inc. hereby agrees to pay at the Closing to the Initial Purchasers, a commission equal to 2.5% of the liquidation amount per Preferred Security for the Preferred Securities to be delivered at the Closing. Alternatively, as a matter of convenience, the Initial Purchasers may deduct such amount from the purchase price of the Preferred Securities and in such event the KDSM, Inc. shall be deemed to have paid the same.

                  (b) The Initial Purchasers have advised the Offerors that they propose to offer the Preferred Securities for sale upon the terms and conditions set forth in this Agreement and in the Offering Memorandum. The Initial Purchasers hereby represent and warrant to, and agree with, the Offerors that the Initial Purchasers (i) are purchasing the Preferred Securities pursuant to a private sale exempt from registration under the Act, (ii) will not solicit offers for, or offer or sell, the Preferred Securities by means of any form of general solicitation or general advertising or in any manner involving a public offering within the meaning of Section 4(2) of the Act, and (iii) will solicit offers for the Preferred Securities only from, and will offer, sell or deliver the Preferred Securities as part of its initial offering, only to (A) persons in the United States whom the Initial Purchasers reasonably believe to be Qualified Institutional Buyers, or if any such person is buying for one or more institutional accounts for which such person is acting as fiduciary or agent, only when such person has represented to the Initial Purchasers that each such account is a Qualified Institutional Buyer, to whom notice has been given that such sale or delivery is being made in reliance on Rule 144A, in each case, in transactions under Rule 144A, and (B) to a limited number of Accredited Investors that make the representations to and agreements with the Offerors specified in Annex A to the Offering Memorandum in private sales exempt from registration under the Act. The entire proceeds from the sale by the Trust of the Preferred Securities to the Initial Purchasers will be combined with the entire proceeds from the sale by the Trust to KDSM, Inc. of its Common Securities, and will be used by the Trust, simultaneous with the consummation of the Offering, to purchase an equivalent amount of the Debentures. The proceeds from the sale by KDSM, Inc. of the Debentures will be used by KDSM, Inc., simultaneously with the consummation of the Offering, to purchase an equivalent amount of Parent Preferred from the Company.

                  (c) The Initial Purchasers understand that the Offerors and, for purposes of the opinions to be delivered to the Initial Purchasers hereunder, counsel to the Offerors and counsel to the Initial Purchasers, will rely upon the accuracy and truth of the foregoing representations and agreements, and the Initial Purchasers hereby consent to such reliance.

                  3. Delivery of the Preferred Securities and Payment Therefor. Delivery to the Initial Purchasers of and payment for the Preferred Securities shall be made at the office of Smith Barney Inc., 388 Greenwich Street, New York, NY 10013, at 9:00 A.M., New York City time, on March 12, 1997 (the "Closing Date"). The place of closing for the Preferred Securities and the Closing Date may be varied by agreement between the Initial Purchasers and the Offerors.

                  The Preferred Securities shall be delivered to the Initial Purchasers against payment of the purchase price therefor in immediately available funds to the Company. The Preferred Securities will be evidenced by a single global security in definitive form and/or by additional definitive securities, and will be registered in the name of Cede & Co. as nominee of The Depository Trust Company ("DTC"), and in the other cases, in such names and in such denominations as the Initial Purchasers shall request prior to 9:30 A.M., New York City time, on the second Business Day preceding the Closing Date. The Preferred Securities to be delivered to the Initial Purchasers shall be made available to the Initial Purchasers in New York City for inspection and packaging not later than 9:30 A.M., New York City time, on the business day next preceding the Closing Date.

                  4. Agreements of the Offerors. The Offerors, jointly and severally, agree with the Initial Purchasers as follows:

                  (a) The Company will advise the Initial Purchasers promptly and, if requested by either of them, will confirm such advice in writing, within the period of time referred to in paragraph (f) below, of any change in the Company's and its Subsidiaries' (as defined below) condition (financial or other), business, prospects, properties, net worth or results of operations, or of the happening of any event which makes any statement of a material fact made in the Preliminary Offering Memorandum or the Offering Memorandum (as then amended or supplemented) untrue or which requires the making of any additions to or changes in the Preliminary Offering Memorandum or the Offering Memorandum (as then amended or supplemented) in order to state a material fact or necessary in order to make the statements therein not misleading, or of the necessity to amend or supplement the Preliminary Offering Memorandum or the Offering Memorandum (as then amended or supplemented) to comply with any law.

                  (b) KDSM, Inc. will advise the Initial Purchasers promptly and, if requested by either of them, will confirm such advice in writing, within the period of time referred to in paragraph (f) below, of any change in KDSM, Inc.'s condition (financial or other), business, prospects, properties, net worth or results of operations, or of the happening of any event which makes any statement of a material fact made in the Preliminary Offering Memorandum or the Offering Memorandum (as then amended or supplemented) untrue or which requires the making of any additions to or changes in the Preliminary Offering Memorandum or the Offering Memorandum (as then amended or supplemented) in order to state a material fact or necessary in order to make the statements therein not misleading, or of the necessity to amend or supplement the Preliminary Offering Memorandum or the Offering Memorandum (as then amended or supplemented) to comply with any law.

                  (c) The Offerors will furnish to the Initial Purchasers, without charge, as of the date of the Preliminary Offering Memorandum or the Offering Memorandum, as the case may be, such number of copies of the Preliminary Offering Memorandum or the Offering Memorandum, as the case may be, as may then be amended or supplemented as it may reasonably request.

                  (d) The Offerors will not make any amendment or supplement to the Preliminary Offering Memorandum or to the Offering Memorandum of which the Initial Purchasers shall not previously have been advised or to which they shall reasonably object after being so advised.

                  (e) Prior to the execution and delivery of this Agreement, the Offerors have delivered or will deliver to the Initial Purchasers, without charge, in such quantities as the Initial Purchasers shall have requested or may hereafter reasonably request, copies of the Preliminary Offering Memorandum. The Offerors consent to the use, in accordance with the securities or blue sky laws of the jurisdictions in which the Preferred Securities are offered by the Initial Purchasers and by dealers, prior to the date of the Offering Memorandum, of each Preliminary Offering Memorandum so furnished by the Company. The Offerors consent to the use of the Preliminary Offering Memorandum or the Offering Memorandum (and of any amendment or supplement thereto) in accordance with the securities or blue sky laws of the jurisdictions in which the Preferred Securities are offered by the Initial Purchasers and by all dealers to whom Preferred Securities may be sold, in connection with the offering and sale of the Preferred Securities.

                  (f) If, at any time prior to completion of the distribution of the Preferred Securities by the Initial Purchasers to Eligible Purchasers, any event shall occur that in the judgment of the Company or its counsel or in the opinion of counsel for the Initial Purchasers should be set forth in the Preliminary Offering Memorandum or the Offering Memorandum (as then amended or supplemented) in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary to supplement or amend the Preliminary Offering Memorandum or the Offering Memorandum in order to comply with any law, the Offerors will forthwith prepare an appropriate supplement or amendment thereto or such document, and will expeditiously furnish to the Initial Purchasers and dealers a reasonable number of copies thereof. In the event that the Offerors and the Initial Purchasers agree that the Preliminary Offering Memorandum or the Offering Memorandum should be amended or supplemented, the Offerors, if requested by the Initial Purchasers, will promptly issue a press release announcing or disclosing the matters to be covered by the proposed amendment or supplement or such document. The Initial Purchasers agree that upon notice by the Company or its counsel, they will suspend use of the Preliminary Offering Memorandum or Offering Memorandum, as the case may be, as promptly as reasonably practicable after an occurrence of an event subject to this paragraph (f), until the Offerors have amended or supplemented the Preliminary Offering Memorandum or Offering Memorandum to correct such misstatement or omission or to effect compliance.

                  (g) The Offerors will cooperate with the Initial Purchasers and with their counsel in connection with the qualification of the Preferred Securities for offering and sale by the Initial Purchasers and by dealers under the securities or blue sky laws of such jurisdictions as the Initial Purchasers may designate and will file such consents to service of process or other documents necessary or appropriate in order to effect such qualification; provided that in no event shall any of the Offerors be obligated to qualify to do business in any jurisdiction where it is not now so qualified or to take any action which would subject it to service of process in suits, other than those arising out of the offering or sale of the Preferred Securities, in any jurisdiction where it is not now so subject or subject itself to taxation in any jurisdiction in which it is not now subject.

                  (h) So long as any of the Securities are outstanding, the Company will furnish to the Initial Purchasers (i) as soon as available, a copy of each report of the Company mailed to stockholders or filed with any stock exchange or regulatory body and (ii) from time to time such other information concerning the Company as the Initial Purchasers may reasonably request.

                  (i) If this Agreement shall terminate or shall be terminated after execution and delivery pursuant to any provisions hereof (otherwise than by notice given by the Initial Purchasers terminating this Agreement pursuant to
Section 10 hereof) or if this Agreement shall be terminated by the Initial Purchasers because of any failure or refusal on the part of the Offerors to comply with the terms or fulfill any of the conditions of this Agreement, the Company and KDSM, Inc., jointly and severally, agree to reimburse the Initial Purchasers for all out-of-pocket expenses (including fees and expenses of its counsel) reasonably incurred by them in connection herewith, but without any further obligation on the part of the Company for loss of profits or otherwise.

                  (j) The Trust will invest the proceeds received from the sale of the Preferred Securities and the Common Securities in the Debentures and KDSM, Inc. will invest the proceeds received from the sale of the Debentures in the Parent Preferred. The Company will contribute or shall cause to be contributed, to KDSM, Inc. $6.2 million to allow KDSM, Inc. to purchase the Common Securities and KDSM, Inc. will apply such funds, or cause such funds to be applied, to purchase such Common Securities. After paying expenses associated with the offering made pursuant to the Preliminary Offering Memorandum and the Offering Memorandum, the Company will use the net proceeds it receives from the sale of the Parent Preferred in the manner specified in the Offering Memorandum under "Use of Proceeds."

                  (k) Except as stated in this Agreement and in the Preliminary Offering Memorandum and Offering Memorandum, the Company has not taken, nor will it take, directly or indirectly, any action designed to or that might reasonably be expected to cause or result in stabilization or manipulation of the price of the Preferred Securities to facilitate the sale or resale of the Preferred Securities. Except as permitted by the Act, the Company will not distribute any offering material in connection with the Exempt Resales.

                  (l) The Company will use its best efforts to cause the Preferred Securities to be eligible for trading on The PORTAL Market.

                  (m) From and after the Closing Date, so long as any of the Preferred Securities are outstanding and are "Restricted Securities" within the meaning of Rule 144(a)(3) under the Act, the Company will furnish to holders of the Preferred Securities and prospective purchasers of Preferred Securities designated by such holders, upon request of such holders or such prospective purchasers, the information required to be delivered pursuant to Rule 144A(d)(4) under the Act to permit compliance with Rule 144A in connection with resale of the Preferred Securities.

                  (n) The Offerors agree not to sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in the Act) that would be integrated with the sale of the Preferred Securities in a manner that would require the registration under the Act of the sale to the Initial Purchasers or the Eligible Purchasers of the Preferred Securities.

                  (o) Each of the Offerors agree to comply with all of the terms and conditions of the Registration Rights Agreement and all agreements set forth in the representation letters of each of the Offerors, as the case may be, to DTC relating to the approval of the Preferred Securities by DTC for "book entry" transfer.

                  (p) The Company agrees that simultaneously with any registration of the Preferred Securities pursuant to the Registration Rights Agreement, or at such earlier time as may be required, the Indenture and the Trust Agreement shall be qualified under the Trust Indenture Act of 1939 (the "1939 Act") and any necessary supplemental indentures will be entered into in connection therewith.

                  (q) The Offerors agree that, in order to render the Preferred Securities eligible for resale pursuant to Rule 144A under the Act, while any of the Preferred Securities remain outstanding, it will make available upon request to any holders of Preferred Securities or prospective purchasers of Preferred Securities the information specified in Rule 144A(d)(4), unless each of the Offerors furnishes information to the Commission pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 as amended (the "Exchange Act").


                  5.  Representations  and  Warranties  of  the  Offerors.   The
Offerors each individually (as applicable) and jointly and severally represent and warrant to the Initial Purchasers that:

                  (a) The Preliminary Offering Memorandum and Offering Memorandum with respect to the Preferred Securities have been prepared by the Offerors for use by the Initial Purchasers in connection with the Exempt Resales. No order or decree preventing the use of the Preliminary Offering Memorandum or the Offering Memorandum or any amendment or supplement thereto, or any order asserting that the transactions contemplated by this Agreement are subject to the registration requirements of the Act has been issued and no proceeding for that purpose has commenced or is pending or, to the knowledge of the Offerors, is contemplated.

                  (b) The Preliminary Offering Memorandum and the Offering Memorandum as of their respective dates and the Offering Memorandum did not or will not, as supplemented as of the Closing Date, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, except that this representation and warranty does not apply to statements in or omissions from the Preliminary Offering Memorandum and Offering Memorandum made in reliance upon and in conformity with information relating to the Initial Purchasers furnished to the Offerors in writing by or on behalf of the Initial Purchasers expressly for use therein.

                  (c) The Trust is a business trust duly created and validly existing in good standing under the laws of the State of Delaware, with power and authority to own, lease and operate its properties and conduct its business as described in the Preliminary Offering Memorandum and the Offering Memorandum, and the Trust has conducted no business to date other than as contemplated by this Agreement, and it will conduct no business in the future that would be inconsistent with the Trust Agreement, as amended, and the description of the Trust set forth in the Preliminary Offering Memorandum and the Offering Memorandum; the Trust is not a party to or bound by any agreement or instrument other than this Agreement, the Trust Agreement and the agreements and instruments contemplated by the Trust Agreement, the Registration Rights Agreement and the Expense Agreement with KDSM, Inc. which is an Exhibit to the Trust Agreement; the Trust has no liabilities or obligations other than those arising out of the transactions contemplated by this Agreement, the Trust Agreement, the Registration Rights Agreement and the Expense Agreement and as described in the Preliminary Offering Memorandum and the Offering Memorandum; based on expected operations and current law, the Trust is a statutory business trust and is not and will not be classified as an association taxable as a corporation for United States federal income tax purposes; and the Trust is not a party to or subject to any action, suit or proceeding of any nature.

                  (d) The Preferred Securities have been duly authorized, and, when issued and delivered to the Initial Purchasers against payment therefor in accordance with the terms hereof, will be validly issued, fully paid and non-assessable beneficial interests in the Trust entitled to the benefits provided by the Trust Agreement and free of any preemptive or similar rights whether by contract or by law; the Preferred Securities conform to the description thereof contained in the Preliminary Offering Memorandum and the Offering Memorandum; the Preferred Securities will have the rights set forth in the Trust Agreement, and the terms of the Preferred Securities are valid and binding on the Trust. The Parent Preferred has been duly authorized, and, when issued and delivered to KDSM, Inc. against payment therefor in accordance with the terms hereof, will be validly issued, fully paid and non-assessable, and free of any preemptive or similar rights; the Parent Preferred conforms to the description thereof contained in the Preliminary Offering Memorandum and the Offering Memorandum; the Parent Preferred will have the rights set forth in the Articles Supplementary, and the terms of the Parent Preferred are valid and binding on the Company.

                  (e) The holders of the Preferred Securities will be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware.

                  (f) The Common Securities have been duly authorized and when issued and delivered by the Trust to KDSM, Inc. against payment therefor in accordance with the Trust

Agreement, will be validly issued, fully paid and non-assessable, beneficial interests in the Trust entitled to the benefits provided by the Trust Agreement and free of any preemptive or other similar rights whether by contract or by law; the Common Securities will have the rights set forth in the Trust Agreement and conform to the description thereof contained in the Preliminary Offering Memorandum and the Offering Memorandum; and upon delivery by the Trust to KDSM, Inc., all of the issued and outstanding Common Securities of the Trust will be directly owned by KDSM, Inc., free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity.

                  (g) The Company has all requisite power and authority to execute, deliver and perform its obligations under the Debentures, the Indenture, the Registration Rights Agreement and the Parent Guarantee (such documents collectively referred to as the "Company Agreements"). The Company Agreements have each been authorized and when validly executed and delivered by the Company and (i) in the case of the Indenture, by the Debenture Trustee, (ii) in the case of the Debentures, when duly authenticated and delivered by the Debenture Trustee and (iii) in the case of the Parent Guarantee, by the Parent Guarantee Trustee, will constitute valid and legally binding obligations of the Company, enforceable in accordance with their respective terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles, and except to the extent rights to indemnity and contribution hereunder and thereunder may be limited by Federal or state securities laws or principles of public policy; the Debentures are entitled to the benefits of the Indenture and will be in the form contemplated therein; and the Company Agreements will conform to the descriptions thereof in the Preliminary Offering Memorandum and the Offering Memorandum as amended or supplemented.

                  (h) The Company has all requisite power and authority to execute, deliver and perform its obligations under the Parent Debenture Guarantee. The Parent Debenture Guarantee has been duly authorized and will constitute a valid and legally binding obligation of the Company, enforceable, upon effectiveness of the Parent Debenture Guarantee pursuant to a supplemental indenture, in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles, and except to the extent rights to indemnity and contribution hereunder and thereunder may be limited by Federal or state securities laws or principles of public policy; the Parent Debenture Guarantee, once effective, is entitled to the benefits of the Indenture.

                  (i) KDSM, Inc. has all requisite power and authority to execute, deliver and perform its obligations under the Trust Agreement, the Debentures, the Indenture, the Registration Rights Agreement, the Expense Agreement and the Pledge Agreement (such documents hereinafter referred to as the "KDSM Agreements"). The KDSM Agreements have each been duly authorized and when validly executed and delivered by KDSM, Inc. and (i) in the case of the Indenture, by the Debenture Trustee, (ii) in the case of the Debentures, duly authenticated and delivered by the Debenture Trustee, (iii) in the case of the Trust Agreement, by the Trustees, (iv) in the case of the Expense Agreement, by the Trust, and (v) in the case of the Pledge Agreement, by the Collateral Agent and the Trustees, will constitute valid and legally binding obligations of KDSM, Inc., enforceable in accordance with their respective terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or effecting creditors' rights and to general equity principles, and except to the extent rights to indemnity and contribution hereunder and thereunder may be limited by Federal or state securities laws or principles of public policy; the KDSM Agreements will conform to the descriptions thereof in the Preliminary Offering Memorandum and the Offering Memorandum as amended or supplemented.

                  (j) Pursuant to the Pledge Agreement, the Trust shall have a valid and perfected Lien upon, and a first priority interest in, the Parent Preferred as security for repayment of KDSM, Inc.'s obligations under the Indenture and the Debentures.

                  (k) The Trust has all requisite power and authority to execute, deliver and perform its obligations under the Registration Rights Agreement and the Expense Agreement (such documents referred to as the "Trust Documents"). The Trust Documents have each been duly authorized and when validly executed and delivered by the Trust and will constitute valid and legally binding obligations of the Trust, enforceable in accordance with their respective terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or effecting creditors' rights and to general equity principles and except to the extent rights to indemnity and contribution thereunder may be limited by Federal or state securities laws or principles of public policy.

                  (l) The execution and delivery of, and the performance by each of the Company, KDSM, Inc. and the Trust of their respective obligations under this Agreement has been duly and validly authorized by each of the Company, KDSM, Inc. and the Trust and this Agreement has been duly executed and delivered by each of the Company, KDSM, Inc. and the Trust.

                  (m) Each of the Company and KDSM, Inc. is a corporation duly organized, validly existing and in good standing under the laws of Maryland with full corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Preliminary Offering Memorandum and the Offering Memorandum, and is duly registered and qualified to conduct its business and is in good standing in each jurisdiction or place where the nature of its properties or the conduct of its business requires such registration or qualification, except where the failure so to register or qualify does not have a material adverse effect on the condition (financial or other), business, properties, net worth or results of operations of, with respect to the Company and the Subsidiaries, the Company and the Subsidiaries (as both later terms are hereinafter defined) taken as a whole (a "Company Material Adverse Effect") and, with respect to KDSM, Inc., KDSM, Inc. and its subsidiaries taken as a whole (a "KDSM Material Adverse Effect").

                  (n) All the Company's subsidiaries (which include, among others, KDSM, Inc. and the Trust, and are collectively, the "Subsidiaries") are listed in Exhibit B. Each Subsidiary is a corporation or a trust duly organized, validly existing and in good standing in the jurisdiction of its incorporation or organization, as the case may be (which is listed opposite the name of each subsidiary in Exhibit B hereto), with full corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Preliminary Offering Memorandum and the Offering Memorandum, and is duly registered and qualified to conduct its business and is in good standing in each jurisdiction or place where the nature of its properties or the conduct of its business requires such registration or qualification, except where the failure to so register or qualify does not have, with respect to the Company and the Subsidiaries, a Company Material Adverse Effect or, with respect to KDSM, Inc. and its subsidiaries, a KDSM Material Adverse Effect; all the outstanding shares of capital stock of each of the Subsidiaries have been duly authorized and validly issued, are fully paid and nonassessable, and are owned by the Company directly, or indirectly through one of the other Subsidiaries, free and clear of any lien, adverse claim, security interest, equity or other encumbrance, except as described in the Preliminary Offering Memorandum and the Offering Memorandum.

                  (o) All the outstanding shares of capital stock of the Company have been duly authorized and validly issued, are fully paid and non-assessable and are free of any preemptive or similar rights, except as described in the Offering Memorandum.

                  (p) Except as described or referred to in the Preliminary Offering Memorandum or the Offering Memorandum, there is not pending or to the knowledge of the Offerors threatened, any action, suit, proceeding, inquiry or investigation, to which the Company or any of the Subsidiaries is a party, or to which the property of the Company or any of the Subsidiaries is subject, before or brought by any court or governmental agency or body, which, if determined adversely to the Company or any of the Subsidiaries would individually or in the aggregate result in any material adverse effect on the condition (financial or other), business, properties, net worth or results of operations of the Company and the Subsidiaries taken as a whole or, with respect to only such matters related to KDSM, Inc. or any of its subsidiaries, KDSM, Inc. and its subsidiaries taken as a whole, or might materially adversely affect the consummation of the transactions contemplated by the Preliminary Offering Memorandum and the Offering Memorandum; and all pending legal or governmental proceedings to which the Company or any of the Subsidiaries is a party or that affect any of their respective properties, that are not described in the Preliminary Offering Memorandum and the Offering Memorandum, including ordinary routine litigation incidental to the business, would not, if determined adversely to the Company or any of the Subsidiaries, individually or in the aggregate, result in a Company Material Adverse Effect or, with respect to only such matters related to KDSM, Inc. or any of its subsidiaries, a KDSM Material Adverse Effect.

                  (q) Neither the Company nor any of the Subsidiaries is in violation of its certificate or articles of incorporation or bylaws, or other organizational documents, or of any law, ordinance, administrative or governmental rule or regulation applicable to the Company or any of the Subsidiaries or of any decree of any court or governmental agency or body having jurisdiction over the Company or any of the Subsidiaries, or in default in any material respect in the performance of any obligation, agreement or condition contained in any bond, debenture, note or any other evidence of indebtedness or in any agreement, indenture, lease or other instrument to which the Company or any of the Subsidiaries is a party or by which any of them or any of their respective properties may be bound and no condition or state of facts exists, with which the passage of time or the giving of notice or both would constitute such a default, except in each case where such violation or default would not, singly or in the aggregate, have a Company Material Adverse Effect or, with respect to only such matters related to KDSM, Inc. or any of its subsidiaries, a KDSM Material Adverse Effect.

                  (r) None of (i) the issuance and sale of the Preferred Securities by the Trust, the compliance by the Trust with all of the provisions of this Agreement, the Expense Agreement and the Trust Agreement, the purchase of the Debentures by the Trust, the execution, delivery and performance by the Trust of the Trust Agreement and the consummation by the Trust of the transactions contemplated hereby and thereby, (ii) the issuance and sale by KDSM, Inc. of the Debentures to the Trust, the compliance by KDSM, Inc. with all of the provisions of this Agreement and the KDSM Agreements, the purchase of the Parent Preferred by KDSM, Inc. and the consummation by KDSM, Inc. of the transactions contemplated hereby and thereby, or (iii) the issuance and sale of the Parent Preferred by the Company, the issuance of the Parent Guarantee and the Parent Debenture Guarantee, the compliance by the Company with this Agreement, the Company Agreements and the Parent Debenture Guarantee, and the consummation by the Company of the transactions contemplated hereby and thereby,
(A) requires any consent, approval, authorization or other order of or registration or filing with, any court, regulatory body, administrative agency or other governmental body, agency or official (except such as may be required for the registration of the Securities under the Securities Act in accordance with the Registration Rights Agreement and the compliance with the securities or blue sky laws of various jurisdictions) or conflicts or will conflict with or constitutes or will constitute a breach of, or a default under, the certificate or articles of incorporation or bylaws, declaration or certificate of trust or other organizational documents, of the Company or any of the Subsidiaries or (B) conflicts or will conflict with or constitutes or will constitute a breach of, or a default under, any agreement, indenture, lease or other instrument to which the Company or any of the Subsidiaries is a party or by which any of them or any of their respective properties may be bound, or violates or will violate any statute, law, regulation or filing or judgment, injunction, order or decree applicable to the Company or any of the Subsidiaries or any of their respective properties, or will result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of the Subsidiaries pursuant to the terms of any agreement or instrument to which any of them is a party or by which any of them may be bound or to which any of the property or assets of any of them is subject.

                  (s) The accountants, Arthur Anderson LLP, Ernst & Young LLP, KPMG Peat Marwick LLP and Price Waterhouse LLP, who have certified or shall certify the financial statements included as part of the Preliminary Offering Memorandum and the Offering Memorandum (or any amendment or supplement thereto), each are independent public accountants as required by the Act.

                  (t) The consolidated financial statements, together with the related schedules and notes included in the Preliminary Offering Memorandum and the Offering Memorandum present fairly the consolidated financial position, results of operations and changes in financial position of the entities purported to be shown thereby at the dates and for the periods indicated and have been prepared in accordance with generally accepted accounting principles ("GAAP")
applied on a consistent basis, except as otherwise stated therein. The selected financial data and summary financial data included in the Preliminary Offering Memorandum and the Offering Memorandum present fairly the information shown therein and have been compiled on a basis consistent with that of the audited consolidated financial statements included in the Preliminary Offering Memorandum and the Offering Memorandum except as otherwise stated therein. The pro forma financial statements and other pro forma financial information included in the Preliminary Offering Memorandum and the Offering Memorandum present fairly the information shown therein in accordance with the adjustments and assumptions described therein, have been prepared in accordance with the Commission's rules and guidelines with respect to pro forma financial statements, have been properly compiled on the pro forma basis described therein and in the opinion of the Offerors, the assumptions used in the preparation thereof are reasonable and the adjustments used therein are appropriate to give effect to the transactions or circumstances referred to therein.

                  (u) Except as disclosed in the Preliminary Offering Memorandum and the Offering Memorandum (or any amendment or supplement thereto), subsequent to the date as of which such information is given in the Preliminary Offering Memorandum and the Offering Memorandum (or any amendment or supplement thereto), neither the Company nor any of the Subsidiaries has incurred any liability or obligation, direct or contingent, or entered into any transaction, not in the ordinary course of business, that is material to the Company and the Subsidiaries taken as a whole or, with respect to only such matters related to KDSM, Inc. or any of its subsidiaries, material to KDSM, Inc. and its subsidiaries taken as a whole, and there has not been any material change in the capital stock, or material increase in the short-term or long-term debt, of the Company or any of the Subsidiaries or any material adverse change, or any development involving or which could reasonably be expected to involve a prospective material adverse change, in the condition (financial or other), business, net worth or results of operations of the Company and the Subsidiaries taken as a whole or, with respect to only such matters relating to KDSM, Inc. or any of its subsidiaries, KDSM, Inc. and its subsidiaries taken as a whole.

                  (v) Each of the Company and the Subsidiaries owns all property (real and personal) described in the Preliminary Offering Memorandum and the Offering Memorandum as being owned by it, free and clear of all liens, claims, security interests or other encumbrances, except such as are described in the Preliminary Offering Memorandum and the Offering Memorandum or with such exceptions as are not material and do not interfere with the use made and proposed to be made of such properties by the Company and the Subsidiaries and could not reasonably be expected individually or in the aggregate to result in, a Company Material Adverse Effect, and, with respect to only such matters relating to KDSM, Inc. or any of its subsidiaries, a KDSM Material Adverse Effect, and, all of the leases and subleases material to the business of the Company and the Subsidiaries taken as a whole or, with respect to only such matters related to KDSM, Inc. or any of its subsidiaries, KDSM, Inc. and its subsidiaries taken as a whole, and under which the Company or any of the Subsidiaries holds properties whether or not described in the Preliminary Offering Memorandum and the Offering Memorandum, are in full force and effect and neither the Company nor any of the Subsidiaries has any notice of any claim of any sort that has been asserted by anyone adverse to the rights of the Company or any of the

Subsidiaries under any of the leases or subleases mentioned above, or affecting or questioning the rights of the Company or any of the Subsidiaries to the continued possession of the leased or subleased premises under any such lease or sublease, which claim could reasonably be expected individually or in the aggregate to result in a Company Material Adverse Effect or, with respect to only such matters relating to KDSM, Inc. or any of its subsidiaries, a KDSM Material Adverse Effect.

                  (w)  Each  of  the  Company  and  the  Subsidiaries   owns  or
possesses, or can acquire on reasonable terms, adequate patents, patent rights, licenses, inventions, copyrights, trademarks, service marks, trade names and know-how (including trade secrets and other patentable and/or unpatentable proprietary or confidential information or procedures) (collectively, "intellectual property") necessary to carry on its business as presently operated by it, except where the failure to own or possess or have the ability to acquire any such intellectual property would not individually or in the aggregate result in any Company Material Adverse Effect or, with respect to only such matters relating to KDSM, Inc. or any of its subsidiaries, any KDSM Material Adverse Effect; and none of the Company or any of the Subsidiaries has received any notice or is otherwise aware of any infringement of or conflict with asserted rights of others with respect to any intellectual property or of any facts which would render any intellectual property invalid or inadequate to protect the interest of the Company or any of the Subsidiaries therein and which infringement or conflict could reasonably be expected in the aggregate to result in any Company Material Adverse Effect or, with respect to only such matters relating to KDSM, Inc. or any of its subsidiaries, any KDSM Material Adverse Effect.

                  (x) Except as described in the Preliminary Offering Memorandum and the Offering Memorandum, the Company and the Subsidiaries comply in all material respects with all Environmental Laws (as defined below), except to the extent that failure to comply with such Environmental Laws would not individually or in the aggregate result in any material adverse effect on the condition (financial or other), business, properties, net worth or results of operations of the Company and the Subsidiaries taken as a whole or, with respect to only such matters relating to KDSM, Inc. or any of its subsidiaries, KDSM, Inc. and its subsidiaries taken as a whole. To the knowledge of the Company, none of the Company or any of the Subsidiaries is the subject of any pending or, to the knowledge of the Company, threatened federal, state or local investigation evaluating whether any remedial action by the Company or any of the Subsidiaries is needed to respond to a release of any Hazardous Materials (as defined below) into the environment, resulting from the Company's or any of the Subsidiaries' business operations or ownership or possession of any of their properties or assets or is in contravention of any Environmental Law that could reasonably be expected individually or in the aggregate to result in any Company Material Adverse Effect or, with respect to only such matters relating to KDSM, Inc. or any of its subsidiaries, any KDSM Material Adverse Effect. None of the Company or any of the Subsidiaries have received any notice or claim, nor are there pending or, to the knowledge of the Company, threatened lawsuits against them, with respect to violations of an Environmental Law or in connection with any release of any Hazardous Material into the environment that could reasonably be expected in the aggregate to result in any Company Material Adverse Effect or, with respect to only such matters relating to KDSM, Inc. or any of its subsidiaries, a KDSM Material Adverse Effect. As used herein, "Environmental Laws" means any federal, state or local law or regulation applicable to the Company's or any of the Subsidiaries' business operation or ownership or possession of any of their properties or assets relating to environmental matters, and "Hazardous Materials" means those substances that are regulated by or form the basis of liability under any Environmental Laws.

                  (y) No labor problem exists with the employees of the Company or any of the Subsidiaries or, to the knowledge of the Company, is imminent that, in either case, could reasonably be expected individually or in the aggregate to result in any Company Material Adverse Effect or, with respect to only such matters relating to KDSM, Inc. or any of its subsidiaries, a KDSM Material Adverse Effect.

                  (z) The Company and each of the Subsidiaries maintain insurance of the types and in the amounts that are reasonable for the businesses operated by them, including, but not limited to, insurance covering real and personal property owned or leased by the Company and the Subsidiaries against theft, damage, destruction, acts of vandalism, liability and malpractice, all of which insurance is in full force and effect.

                  (aa) The Company and each of the Subsidiaries is in compliance with, and each such entity has not received any notice of any outstanding violation of, all laws, regulations, ordinances and rules applicable to it and its operations, except, in either case, where any failure by the Company or any of the Subsidiaries to comply with any such law, regulation, ordinance or rule would not individually or in the aggregate result in any Company Material Adverse Effect or, with respect to only such matters relating to KDSM, Inc. or any of its subsidiaries, a KDSM Material Adverse Effect.

                  (bb) To the best of the Company's knowledge, each of Baltimore (WNUV- TV) Licensee, Inc., the licensee of WNUV-TV, Baltimore, Maryland; WVTV Licensee, Inc. the licensee of WVTV(TV), Milwaukee, Wisconsin; WPTT, Inc., the licensee of WPTT(TV), Pittsburgh, Pennsylvania; Raleigh (WRDC-TV) Licensee, Inc. the licensee of WRDC(TV), Durham, North Carolina; River City License Partnership, the licensee of KOVR(TV), Stockton, California, KDSM(TV), Des Moines, Iowa, KDNL(TV), St. Louis, Missouri, WTTV(TV), Bloomington, Indiana, WTTK(TV), Kokomo, Indiana, WLOS(TV), Asheville, North Carolina, WFBC-TV,
Andersen, South Carolina, KABB(TV), San Antonio, Texas, WVRV(FM), East St. Louis, Illinois and KPNT(FM), Ste. Genevieve, Missouri; KRRT License Corp., the licensee of KRRT(TV), Kerrville, Texas; Tiab Communications Corporation, the licensee of WILT(AM), Mt. Pocono, Pennsylvania; WDBB-TV, Inc., the licensee of WDBB(TV), Tuscaloosa, Alabama; and Birmingham (WABM-TV) Licensee, Inc., the licensee of WABM(TV), Birmingham, Alabama (each individually an "LMA Station" and together the "LMA Stations") owns or possesses all governmental licenses, permits, certificates, consents, orders, approvals and other authorizations necessary to own its properties, and to conduct its business in the manner described in the Preliminary Offering Memorandum and the Offering Memorandum, except where the failure to own or possess such licenses, permits, certificates, consents, orders, approvals and other authorizations would not individually or in the aggregate result in any Company Material Adverse Effect or, with respect to only such matters relating to KDSM, Inc. or any of its subsidiaries, a KDSM Material Adverse Effect; all of the LMA Material Licenses are valid and in full force and effect; and no event, including receipt of notice of proceedings relating to revocation or modification of any LMA Material Licenses, has occurred which allows, or after notice or lapse of time would allow, revocation or termination thereof or result in any other material impairment of the rights of any holder of any such permit, subject in each case to such qualifications as may be set forth in the Preliminary Offering Memorandum and the Offering Memorandum; and, except as described in the Preliminary Offering Memorandum and the Offering Memorandum, none of such permits contains any restriction that is materially burdensome to the LMA Station or the Company and its Subsidiaries; and there is in full force and effect with each LMA Station a contract, enforceable in accordance with its terms against the Company and against the LMA Station pursuant to which the Company provides programming services to the LMA Station as described or except as described in the Preliminary Offering Memorandum and the Offering Memorandum.

                  (cc) The Company, KDSM, Inc., and the Trust have not distributed and, prior to the later to occur of the (i) Closing Date and (ii) completion of the distribution of the Preferred Securities, will not distribute any offering material in connection with the offering and sale of the Preferred Securities other than the Preliminary Offering Memorandum and Offering Memorandum.

                  (dd) Except as described in or contemplated by the Preliminary Offering Memorandum and the Offering Memorandum, in addition to LMA Material Licenses, each of the Company and the Subsidiaries owns or possesses all governmental licenses, permits, certificates, consents, orders, approvals and other authorizations necessary to own its properties and to conduct its business in the manner described in the Preliminary Offering Memorandum and the Offering Memorandum, except where the failure to own or possess such licenses, permits, certificates, consents, orders, approvals and other authorizations would not individually or in the aggregate result in any Company Material Adverse Effect or, with respect to only such matters relating to KDSM, Inc. or any of its subsidiaries, a KDSM Material Adverse Effect (collectively, "Material Licenses"); all of the Material Licenses are valid and in full force and effect; and no event, including receipt of notice of proceedings relating to revocation or modification of any Material Licenses, has occurred which allows, or after notice or lapse of time would allow, revocation or termination thereof or result in any other material impairment of the rights of any holder of any such Material License, subject in each case to such qualifications as may be set forth in the Preliminary Offering Memorandum and the Offering Memorandum.

                  (ee) Both the Company and KDSM, Inc. maintain a system of internal accounting controls sufficient to provide reasonable assurances that
(i) transactions are executed in accordance with management's general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

                  (ff) To the best of the Offerors' knowledge, neither the Company, nor any of the Subsidiaries, nor any employee or agent of the Company or any Subsidiary, has made any payment of funds of the Company or any Subsidiary or received or retained any funds in violation of any law, rule or regulation, which payment, receipt or retention of funds is of a character required to be disclosed in the Preliminary Offering Memorandum and the Offering Memorandum that would have a Company Material Adverse Effect or, with respect to only such matters relating to KDSM, Inc. or any of its subsidiaries, a KDSM Material Adverse Effect.

                  (gg) Except as disclosed in the Preliminary Offering Memorandum and the Offering Memorandum, all United States federal income tax returns of the Company and the Subsidiaries required by law to be filed have been filed (taking into account extensions granted by the applicable federal governmental agency) and all taxes shown by such returns or otherwise assessed, which are due and payable, have been paid, except for such taxes, if any, as are being contested in good faith and as to which adequate reserves have been provided and except for such taxes the payment of which would not individually or in the aggregate result in any Company Material Adverse Effect or, with respect to only such matters relating to KDSM, Inc. or any of its subsidiaries, a KDSM Material Adverse Effect. All other corporate franchise and income tax returns of the Company and the Subsidiaries required to be filed pursuant to applicable foreign, state or local law have been filed except insofar as the failure to file such returns would not individually or in the aggregate result in any Company Material Adverse Effect or, with respect to only such matters relating to KDSM, Inc. or any of its subsidiaries, a KDSM Material Adverse Effect, and all taxes shown on such returns or otherwise assessed which are due and payable have been paid, except for such taxes, if any, as are being contested in good faith and as to which adequate reserves have been provided and except for such taxes the payment of which would not individually or in the aggregate result in any Company Material Adverse Effect or, with respect to only such matters relating to KDSM, Inc. or any of its subsidiaries, a KDSM Material Adverse Effect.

                  (hh) Except as set forth in the Registration Rights Agreement and as otherwise described in the Preliminary Offering Memorandum and the Offering Memorandum, no holder of any security of the Company or any Subsidiary has any right to require registration of shares of Preferred Securities or any other security of the Offerors because of the consummation of the transactions contemplated by this Agreement, the Preliminary Offering Memorandum and the Offering Memorandum, or otherwise. Except as described in or contemplated by the Preliminary Offering Memorandum and the Offering Memorandum, there are no outstanding options, warrants or other rights calling for the issuance of, and there are no commitments, plans or arrangements to issue, any shares of Preferred Securities or any security convertible into or exchangeable or exercisable for Preferred Securities.

                  (ii) Each of the Trust, KDSM, Inc. and the Company is not now and, after sale of the Preferred Securities, the Debentures and the Parent Preferred, respectively, as contemplated hereunder and application of the net proceeds of such sale as described in the Preliminary Offering Memorandum and the Offering Memorandum under the caption "Use of Proceeds," will not be an "investment company" or be controlled by an "investment company" within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act").

                  (jj) When the Preferred Securities are issued and delivered pursuant to this Agreement, such Preferred Securities will not be of the same class (within the meaning of Rule 144A(d)(3) under the Act) as any security of the Trust, if any, that is listed on a national securities exchange registered under Section 6 of the Exchange Act or that is quoted in a United States automated interdealer quotation system.

                  (kk) None of the Company, KDSM, Inc. or the Trust nor any affiliate (as defined in Rule 501(b) of Regulation D ("Regulation D") under the
Act) of the Company, KDSM, Inc. nor the Trust has directly, or through any agent (provided that no representation is made as to the Initial Purchasers or any person acting on its behalf), (i) sold, offered for sale, solicited offers to buy or otherwise negotiated in respect of, any security (as defined in the Act) which is or will be integrated with the offering and sale of the Preferred Securities in a manner that would require the registration of the Preferred Securities under the Act or (ii) engaged in any form of general solicitation or general advertising (within the meaning of Regulation D) in connection with the offering of the Preferred Securities.

                  (ll) Assuming (i) that the  representations  and warranties in
Section 2 hereof are true, (ii) the Initial Purchasers comply with the covenants set forth in Section 2 hereof and (iii) that each person to whom the Initial
Purchasers offer, sell or deliver the Preferred Securities is a Qualified Institutional Buyer or an Accredited Investor, the purchase and sale of the Preferred Securities pursuant hereto (including the Initial Purchasers' proposed offering of the Preferred Securities on the terms and in the manner set forth in the Preliminary Offering Memorandum and the Offering Memorandum and Section 2 hereof) is exempt from the registration requirements of the Act and no qualification of an indenture under the United States Trust Indenture Act of 1939 with respect thereto, is required for the offer, sale and initial resale of the Preferred Securities by the Initial Purchasers in the manner contemplated by this Agreement.

                  (mm) The execution and delivery of this Agreement, the other Operative Documents and the sale of the Preferred Securities to the Initial Purchasers or by the Initial Purchasers to Eligible Purchasers will not involve any prohibited transaction within the meaning of Section 406 of ERISA or Section 4975 of the Code. The representation made by the Company in the preceding sentence is made in reliance upon and subject to the accuracy of, and compliance with, the representations and covenants made or deemed made by the Eligible Purchasers as set forth in the Preliminary Offering Memorandum and the Offering Memorandum.

                  (nn) The Company has filed in a timely manner each document or report required to be filed by it pursuant to the Exchange Act and the rules and regulations thereun- der; each such document or report and any amendment thereto at the time it was filed conformed to the requirements of the Exchange Act and the rules and regulations thereunder; and none of such documents or reports contained an untrue statement of any material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

                  (oo) There are no business relationships or related-party transactions of the nature described in Item 404 of Regulation S-K involving the Company or any of its Subsidiaries and any person described in such Item that are required to be disclosed in the Preliminary Offering Memorandum or the Offering Memorandum except as disclosed therein.

                  (pp) The form of certificate for the Preferred Securities conforms to the requirements of the Business Trust Act of the State of Delaware.

                  6. Indemnification and Contribution. (a) The Offerors, jointly and severally, agree to indemnify and hold harmless the Initial Purchasers and each person, if any, who controls the Initial Purchasers within the meaning of
Section 15 of the Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages, liabilities and expenses (including reasonable costs of investigation) arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in the Preliminary Offering Memorandum or Offering Memorandum or in any amendment or supplement thereto, or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities or expenses arise out of or are based upon any untrue statement or omission or alleged untrue statement or omission which has been made therein or omitted therefrom in reliance upon and in conformity with the information furnished in writing to the Company, KDSM, Inc. or the Trust by or on behalf of the Initial Purchasers expressly for use in connection therewith; provided, however, that the indemnification contained in this paragraph (a) with respect to the Preliminary Offering Memorandum shall not inure to the benefit of the Initial Purchasers (or to the benefit of any person controlling the Initial Purchasers) on account of any such loss, claim, damage, liability or expense arising from the sale of the Preferred Securities by the Initial Purchasers to any person if a copy of the Preliminary Offering Memorandum shall not have been delivered or sent to such person at or prior to written confirmation of such sale, and the untrue statement or alleged untrue statement or omission or alleged omission of a material fact contained in the Preliminary Offering Memorandum was corrected in the Offering Memorandum, provided that the Company has delivered the Offering Memorandum in requisite quantity on a timely basis to permit delivering and sending. The foregoing indemnity agreement shall be in addition to any liability which the Company, KDSM, Inc. or the Trust may otherwise have.

                  (b) If any action, suit or proceeding shall be brought against the Initial Purchasers or any person controlling the Initial Purchasers in respect of which indemnity may be sought against the Company, KDSM, Inc. or the Trust, the Initial Purchasers or such controlling person shall promptly notify the parties against whom indemnification is being sought (the "indemnifying parties"), and such indemnifying parties shall assume the defense thereof, including the employment of counsel and payment of all fees and expenses. The Initial Purchasers or any such controlling person shall have the right to employ separate counsel in any such action, suit or proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of the Initial Purchasers or such controlling person unless (i) the indemnifying parties have agreed in writing to pay such fees and expenses, (ii) the indemnifying parties have failed to assume the defense and employ counsel, or (iii) the named parties to any such action, suit or proceeding (including any impleaded parties) include both the Initial Purchasers or such controlling person and the indemnifying parties and the Initial Purchasers or such controlling person shall have been advised by its counsel that representation of such indemnified party and any indemnifying party by the same counsel would be inappropriate under applicable standards of professional conduct (whether or not such representation by the same counsel has been proposed) due to actual or potential differing interests between them (in which case the indemnifying party shall not have the right to assume the defense of such action, suit or proceeding on behalf of the Initial Purchasers or such controlling person). It is understood, however, that the indemnifying parties shall, in connection with any one such action, suit or proceeding or separate but substantially similar or related actions, suits or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of only one separate firm of attorneys (in addition to any local counsel) at any time for the Initial Purchasers and controlling persons not having actual or potential differing interests with the Initial Purchasers or among themselves, which firm shall be designated in writing by Smith Barney Inc., and that all such fees and expenses shall be reimbursed as they are incurred. The indemnifying parties shall not be liable for any settlement of any such action, suit or proceeding effected without their written consent, but if settled with such written consent, or if there be a final judgment for the plaintiff in any such action, suit or proceeding, the indemnifying parties agree to indemnify and hold harmless the Initial Purchasers, to the extent provided in the preceding paragraph, and any such controlling person from and against any loss, claim, damage, liability or expense by reason of such settlement or judgment.

                  (c) The Initial Purchasers agree to indemnify and hold harmless the Offerors and their directors and officers, and any person who controls the Offerors within the meaning of Section 15 of the Act or Section 20 of the Exchange Act to the same extent as the foregoing indemnity from the Offerors to the Initial Purchasers, but only with respect to information relating to the Initial Purchasers furnished in writing by or on behalf of the Initial Purchasers expressly for use in the Preliminary Offering Memorandum or Offering Memorandum or any amendment or supplement thereto. If any action, suit or proceeding shall be brought against the Company, KDSM, Inc. or the Trust, any of their respective directors or officers, or any such controlling person based on the Preliminary Offering Memorandum or Offering Memorandum, or any amendment or supplement thereto, and in respect of which indemnity may be sought against the Initial Purchasers pursuant to this paragraph (c), the Initial Purchasers shall have the rights and duties given to the Company or KDSM, Inc. or the Trust by paragraph (b) above (except that if the Company shall have assumed the defense thereof the Initial Purchasers shall not be required to do so, but may employ separate counsel therein and participate in the defense thereof, but the fees and expenses of such counsel shall be at the Initial Purchasers' expense), and the Company, KDSM, Inc. or the Trust, the directors and officers of the Company or KDSM, Inc. or the Trust, and any such controlling person shall have the rights and duties given to the Initial Purchasers by paragraph (b) above. The foregoing indemnity agreement shall be in addition to any liability which the Initial Purchasers may otherwise have.

                  (d) If the indemnification provided for in this Section 6 is unavailable to an indemnified party under paragraphs (a) or (c) hereof in respect of any losses, claims, damages, liabilities or expenses referred to therein, then an indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses (i) in such proportion as is appropriate to reflect the relative benefits received by the Offerors on the one hand and the Initial Purchasers on the other hand from the offering of the Preferred Securities, or
(ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Offerors on the one hand and the Initial Purchasers on the other in connection with the statements or omissions that resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Offerors on the one hand and the Initial Purchasers on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Offerors bear to the total underwriting discounts and commissions received by the Initial Purchasers, in each case as set forth in the table on the cover page of the Offering Memorandum. The relative fault of the Offerors on the one hand and the Initial Purchasers on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Offerors on the one hand or by the Initial Purchasers on the other hand and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

                  (e) The Offerors and the Initial Purchasers agree that it would not be just and equitable if contribution pursuant to this Section 6 were determined by a pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in paragraph
(d) above. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities and expenses referred to in paragraph (d) above shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating any claim or defending any such action, suit or proceeding. Notwithstanding the provisions of this Section 6, no Initial Purchaser shall be required to contribute any amount in excess of the amount by which the total fees received (and not reimbursed to the Offerors) by such Initial Purchaser with respect to the Preferred Securities underwritten by it and distributed to the public exceeds the amount of any damages which the Initial Purchasers have otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Initial Purchasers' obligations to contribute pursuant to this Section 6 are several in proportion to the respective numbers of Preferred Securities set forth opposite their names in Schedule I hereto and not joint.

                  (f) Any losses, claims, damages, liabilities or expenses for which an indemnified party is entitled to indemnification or contribution under this Section 6 shall be paid by the indemnifying party to the indemnified party as such losses, claims, damages, liabilities or expenses are incurred. The indemnity and contribution agreements contained in this Section 6 and the representations and warranties of the Offerors set forth in this Agreement shall remain operative and in full force and effect, regardless of (i) any investigation made by or on behalf of the Initial Purchasers or any person controlling the Initial Purchasers, the Offerors, their respective directors or officers or any person controlling the Offerors, (ii) acceptance of any Preferred Securities and payment therefor hereunder, and (iii) any termination of this Agreement. A successor to the Initial Purchasers or any person controlling the Initial Purchasers, or the Offerors, their respective directors or officers or any person controlling the Offerors, shall be entitled to the benefits of the indemnity, contribution and reimbursement agreements contained in this Section 6.

                  (g) No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action, suit or proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement (i) includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such action, suit or proceeding and (ii) does not include a statement as to, or an admission of, fault, culpability or a failure to act by or on behalf of any indemnified party.

                  7. Conditions of the Initial Purchasers' Obligations. The obligations of the Initial Purchasers to purchase the Preferred Securities hereunder are subject to the following conditions:

                  (a) At the time of execution of this Agreement and on the Closing Date, no order or decree preventing the use of the Offering Memorandum or any amendment or supplement thereto, or any order asserting that the transactions contemplated by this Agreement are subject to the registration requirements of the Act shall have been issued and no proceedings for that purpose shall have been commenced or shall be pending or, to the knowledge of the Company, be contemplated. No stop order suspending the sale of the Preferred Securities in any jurisdiction designated by the Initial Purchasers, subject to paragraph (g) of Section 4 of this Agreement, shall have been issued and no proceedings for that purpose shall have been commenced or shall be pending or, to the knowledge of the Company, shall be contemplated.

                  (b) The Company shall have contributed, or shall have caused to be contributed, to KDSM, Inc. $6.2 million to allow KDSM, Inc. to purchase the Common Securities and KDSM, Inc. shall have applied such funds, or shall have caused such funds to be applied, to the purchase of the Common Securities.

                  (c) Subsequent to the effective date of this Agreement, there shall not have occurred (i) any change, or any development involving a prospective change, in or affecting the condition (financial or other), business, properties, net worth, or results of operations of the Company or the Subsidiaries taken as a whole, not contemplated by the Preliminary Offering and the Offering Memorandum, which in the opinion of the Initial Purchasers, would materially adversely affect the market for the Preferred Securities, or (ii) any event or development relating to or involving the Company, or any officer or director of the Company, which makes any statement made in the Offering Memorandum untrue or which, in the opinion of the Company and its counsel or the Initial Purchasers and their counsel, requires the making of any addition to or change in the Preliminary Offering Memorandum or the Offering Memorandum in order to state a material fact required by any law to be stated therein or necessary in order to make the statements therein not misleading, if amending or supplementing the Preliminary Offering Memorandum or the Offering Memorandum to reflect such event or development would, in the opinion of the Initial Purchasers, materially adversely affect the market for the Preferred Securities.

                  (d) Subsequent to the effective date of this Agreement, there shall not have occurred (i) any change, or any development involving a prospective change, in or affecting the condition (financial or other), business, properties, net worth, or results of operations of KDSM, Inc. and its subsidiaries taken as a whole, not contemplated by the Preliminary Offering Memorandum or the Offering Memorandum, which in the opinion of the Initial
Purchasers, would materially adversely affect the market for the Preferred Securities, or (ii) any event or development relating to or involving KDSM, Inc., or any officer or director of KDSM, Inc., which makes any statement made in the Preliminary Offering Memorandum or the Offering Memorandum untrue or which, in the opinion of the Company and its counsel or the Initial Purchasers and their counsel, requires the making of any addition to or change in the Preliminary Offering Memorandum or the Offering Memorandum in order to state a material fact required by any law to be stated therein or necessary in order to make the statements therein not misleading, if amending or supplementing the Preliminary Offering Memorandum or the Offering Memorandum to reflect such event or development would, in the opinion of the Initial Purchasers, materially adversely affect the market for the Preferred Securities.

                  (e) Subsequent to the effective date of this Agreement, there shall not have occurred (i) any change, or any development involving a prospective change, in or affecting the condition (financial or other), business, properties, net worth, or results of operations of the Trust, not contemplated by the Preliminary Offering Memorandum or the Offering Memorandum, which in the opinion of the Initial Purchasers, would materially adversely affect the market for the Preferred Securities, or (ii) any event or development relating to or involving the Trust, or any trustee of the Trust, which makes any statement made in the Preliminary Offering Memorandum or the Offering Memorandum untrue or which, in the opinion of the Company and its counsel or the Initial Purchasers and their counsel, requires the making of any addition to or change in the Preliminary Offering Memorandum or the Offering Memorandum in order to state a material fact required by any law to be stated therein or necessary in order to make the statements therein not misleading, if amending or supplementing the Preliminary Offering Memorandum or the Offering Memorandum to reflect such event or development would, in the opinion of the Initial Purchasers, materially adversely affect the market for the Preferred Securities.

                  (f) The Initial Purchasers shall have received on the Closing Date an opinion of Thomas & Libowitz, P.A., counsel for the Offerors, dated the Closing Date and addressed to the Initial Purchasers, to the effect that:

                  (i) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Maryland, with full power and authority (corporate and other) to own its properties and conduct its business as described in the Offering Memorandum, and is duly qualified to transact business as a foreign corporation in good standing under the laws of each jurisdiction where the ownership or leasing of its properties or the conduct of its business requires such qualification except where the failure to so qualify would not have a material adverse effect upon its business taken as a whole;

                           (ii)   Each  of  the   Subsidiaries   has  been  duly
incorporated and is validly existing as a corporation in good standing under the laws of its respective jurisdiction of incorporation, with full power and authority (corporate and other) to own its properties and conduct its business as described in the Offering Memorandum, and is duly qualified to transact business as a foreign corporation in good standing under the laws of each jurisdiction where the ownership or leasing of its properties or the conduct of its business requires such qualification; and all of the outstanding shares of capital stock of each of the Subsidiaries have been duly authorized and validly issued, are fully paid and nonassessable and were not issued in violation of any preemptive or similar rights of stockholders of such Subsidiary arising under the corporation law of its respective jurisdiction of incorporation, its charter or bylaws or, to the best of such counsel's knowledge, under any agreement to which such Subsidiary is a party, and all of the outstanding shares of capital stock of each of the Subsidiaries are owned beneficially by the Company free and clear of all liens, encumbrances, equities and claims except as described in the Offering Memorandum;

                           (iii) To the best  knowledge of such counsel,  except
as described or referred to in the Offering Memorandum, there is not pending or threatened any action, suit, proceeding, inquiry or investigation, to which the Company or any of the Subsidiaries is a party, or to which the property of the Company or any of the Subsidiaries is subject, before or brought by any court or governmental agency or body which, if determined adversely to the Company or any of the Subsidiaries, would individually or in the aggregate result in any material adverse change in the business, financial position, net worth, results of operation or prospects, or materially adversely affect the properties and assets collectively of the Company and the Subsidiaries taken as a whole or, with respect to only such matters that relate to KDSM, Inc. or any of its subsidiaries, KDSM, Inc. and its subsidiaries taken as a whole or might materially adversely affect the consummation of the transactions contemplated by the Offering Memorandum; and all pending legal or governmental proceedings to which the Company or any of the Subsidiaries is a party or that affect any of their respective properties that are not described in the Offering Memorandum, including ordinary routine litigation incidental to the business, are considered in the aggregate not to result in a material adverse change in the business, financial position, net worth, results of operation or prospects, or materially adversely affect the properties and assets collectively of the Company and the Subsidiaries taken as a whole or, with respect to only such matters that relate to KDSM, Inc. or any of its subsidiaries, KDSM, Inc. and its subsidiaries taken as a whole;

                           (iv) The Parent  Preferred has been duly  authorized,
issued and delivered to KDSM, Inc. against payment therefor in accordance with the terms hereof, and is validly issued, fully paid and non-assessable, and free of any preemptive or similar rights; the Parent Preferred conforms to the description thereof contained in the Offering Memorandum; the

Parent Preferred has the rights set forth in the Articles Supplementary, and the terms of the Parent Preferred are valid and binding on the Company;

                           (v) The execution,  delivery and  performance  (X) by
the Company of the Company Agreements, this Agreement and the Parent Debenture Guarantee as it exists today assuming it is not currently effective and subject to the terms and conditions of its effectiveness as set forth in the Indenture,
(Y) by KDSM, Inc. of the KDSM Agreements and this Agreement and (Z) by the Trust, the Trust Documents, and the consummation by the Company, KDSM, Inc. and the Trust, respectively, of the transactions contemplated thereby and compliance by the Company, KDSM, Inc. and the Trust with the terms of the foregoing does not and will not conflict with or result in a breach or violation by the Company or any Subsidiary, as the case may be, of any of the terms or provisions of, constitute a default by the Company or any Subsidiary, as the case may be, under, or result in the creation or imposition of any lien, charge, security interest or encumbrance upon any of the assets of the Company or any Subsidiary, as the case may be, pursuant to the terms of (A) any material indenture, mortgage, deed of trust, loan or credit agreement, bond, debenture, note, lease or other agreement or instrument to which the Company or any Subsidiary, as the case may be, is a party or to which any of them or any of their respective properties is subject; (B) the charter or bylaws or other organizational documents of the Company or any Subsidiary, as the case may be; or (C) any statute, rule or regulation or, to the best of such counsel's knowledge, any judgment, decree or order of any court or governmental agency or court or body applicable to the Company or any of the Subsidiaries or any of their respective properties;

                           (vi) Neither the Company nor any of the  Subsidiaries
is in violation of its respective certificate or articles of incorporation or bylaws, or other organizational documents, or to the knowledge of such counsel after reasonable inquiry, is in default in the performance of any material obligation, agreement or condition contained in any bond, debenture, note or other evidence of indebtedness, except as may be disclosed in the Offering Memorandum;

                           (vii) Except as described in the Offering Memorandum,
and except for those certain stock option plans for certain employees pertaining to Class A common stock as such stock option plans are listed as Schedule A to this opinion, there are no outstanding options, warrants or other rights calling for the issuance of, and such counsel does not know of any commitment, plan or arrangement to issue, any shares of capital stock of the Company, KDSM, Inc. or the Trust or any security convertible into or exchangeable or exercisable for capital stock of the Company, KDSM, Inc. or the Trust, as the case may be; and

                           (viii)   Except   as   described   in  the   Offering
Memorandum, there is no holder of any security of the Company, KDSM, Inc. or the Trust or any other person who has the right, contractual or otherwise, to cause the Company, KDSM, Inc. or the Trust to sell or otherwise issue to them, or to permit them to underwrite the sale of, the Preferred Securities or, except for the Registration Rights Agreement, the right to require registration under the Securities Act of any shares of Preferred Securities or other securities of the Company, KDSM,

Inc. or the Trust, as the case may be, as a result of the transactions contemplated by the Offering Memorandum.

                  In addition, such opinion shall state that such counsel has not independently verified the accuracy, completeness or fairness of the statements made or the information contained in the Offering Memorandum and such counsel is not passing upon and does not assume any responsibility therefor. In the course of the preparation by the Company and the Subsidiaries of the Offering Memorandum, such counsel has participated in discussions with representatives of the Initial Purchasers and those of the Company and the Subsidiaries and their independent accountants, in which the business and affairs of the Company and the Subsidiaries and the contents of the Offering Memorandum were discussed. Based upon the information such counsel gained in the course of such counsel's representation of the Company and the Subsidiaries in connection with their preparation of the Offering Memorandum and such counsel's participation in the discussions referred to above, no facts have come to such counsel's attention that lead them to believe that the Offering Memorandum, or any amendment or supplement thereto, at the time the Offering Memorandum was issued, at the time any such amended or supplemented Offering Memorandum was issued or at the Closing Date, contains any untrue statement of a material fact or omits to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. Such counsel need express no opinion, however, as to the financial statements, including the notes and schedules thereto, or any other financial data included in the Offering Memorandum.

                  In giving such opinion, such counsel may rely, as to all matters governed by the laws of jurisdictions other than the federal law of the United States and the law of the State of Maryland, upon the opinions of counsel satisfactory to the Initial Purchasers. Such counsel may also state that, insofar as such opinion involves factual matters, they have relied, to the extent they deem proper, upon certificates of officers or other appropriate representatives of the Company and the Subsidiaries and certificates of public officials.

                  (g) The Initial Purchasers shall have received on the Closing Date, an opinion of Wilmer, Cutler & Pickering, special securities counsel for the Offerors, dated the Closing Date and addressed to you, as Initial Purchasers, to the effect that:

                           (i) The  Company  has been duly  incorporated  and is
validly existing as a corporation in good standing under the laws of the State of Maryland, with full power and authority (corporate and other) to own its properties and conduct its business as described in the Offering Memorandum, and is duly qualified to transact business as a foreign corporation in good standing under the laws of each jurisdiction where the ownership or leasing of its properties or the conduct of its business requires such qualification except where the failure to so qualify would not have a material adverse effect upon its business taken as a whole;

                           (ii)  No  consent,  approval,  authorization,  order,
registration or qualification of or with any court or governmental agency or body is required for the execution, delivery or performance (X) by the Company of the Company Agreements and this Agreement, (Y) by KDSM, Inc. of the KDSM Agreements, this Agreement and the Pledge Agreement, and

(Z) by the Trust of the Trust Documents, by the Company, KDSM, Inc. and the Trust, respectively, or the consummation by the Company, KDSM, Inc. and the Trust of the transactions contemplated by such agreements, except (A) such as have been obtained under the Securities Act and the Exchange Act and (B) such as may be required under state securities or blue sky laws in connection with the purchase and distribution of the Preferred Securities by the Initial Purchasers or as may be required by the NASD, as to each of which in clause (B) such counsel expresses no opinion;

                           (iii) The descriptions in the Offering  Memorandum of
statutes, legal and governmental proceedings, and contracts and other documents present fairly in all material respects the information required to be shown; and such counsel does not know of any statutes or regulations or any pending or threatened legal or governmental proceedings required to be described in the Offering Memorandum which are not described as required, nor of any contracts or documents of a character required to be described in the Offering Memorandum. Such counsel need express no opinion as to the description of any statute, regulation or proceedings with respect to the regulation of the Company and the Subsidiaries by the Federal Communications Commission;

                           (iv) The authorized and outstanding  capital stock of
the Company and KDSM, Inc. is as set forth under the captions "Capitalization of Sinclair" and "Capitalization of KDSM, Inc." respectively in the Offering Memorandum; and the authorized capital stock of the Company conforms in all material respects as to legal matters to the description thereof contained in the Offering Memorandum under the caption "Description of Capital Stock";

                           (v) To the knowledge of counsel,  all the outstanding
shares of capital stock of the Company have been duly authorized and validly issued, are fully paid and nonassessable and are free of any preemptive or similar rights, except as described in the Offering Memorandum;

                           (vi)  As of  the  date  and  time  hereof  and  after
application of the net proceeds of sale of the Preferred Securities, KDSM Senior Debentures and Parent Preferred as described in the Offering Memorandum, each of the Trust, KDSM, Inc. and the Company, is not and will not be an "investment company" and is not and will not be controlled by an investment company as the term "investment company" is defined under the Investment Company Act of 1940, as amended (the "1940 Act");

                           (vii) When the  Preferred  Securities  are issued and
delivered pursuant to this Agreement, such Preferred Securities will not be of the same class (within the meaning of Rule 144A(d)(3) under the Act) as any security of the Trust, if any, that is listed on a national securities exchange registered under Section 6 of the Exchange Act or that is quoted in a United States automated interdealer quotation system;

                           (viii) To the knowledge of such counsel,  neither the
Company, KDSM, Inc. nor the Trust nor any affiliate (as defined in Rule 501(b) of Regulation D ("Regulation D") under the Act) of the Company, KDSM, Inc. or the Trust has directly, or through any agent (provided that no representation is made as to the Initial Purchasers or any person acting on its behalf), (A) sold, offered for sale, solicited offers to buy or otherwise negotiated in respect of, any security (as defined in the Act) which is or will be integrated with the offering and sale of the Preferred Securities in a manner that would require the registration of the Preferred Securities under the Act or
(B) engaged in any form of general solicitation or general advertising (within the meaning of Regulation D) in connection with the offering of the Preferred Securities;

                           (ix)  Assuming  (A)  that  the   representations  and
warranties in Section 2 hereof are true, (B) the Initial Purchasers comply with the covenants set forth in Section 2 hereof and (C) that each person to whom the Initial Purchasers offer, sell or deliver the Preferred Securities is a Qualified Institutional Buyer or an Accredited Investor, the purchase and sale of the Preferred Securities pursuant hereto (including the Initial Purchasers' proposed offering of the Preferred Securities on the terms and in the manner set forth in the Offering Memorandum and Section 2 hereof) is exempt from the registration requirements of the Act and no qualification of an indenture under the United States Trust Indenture of 1939 with respect thereto, is required for the offer, sale, and initial resale of the Preferred Securities by the Initial Purchasers, in the manner contemplated by this Agreement;

                           (x) The Trust will be  classified  as a grantor trust
and not as an association taxable as a corporation for United States federal income tax purposes. Accordingly, for United States federal income tax purposes, each beneficial owner of Preferred Securities will be treated as owning an undivided pro rata interest in the Debentures;

                           (xi)  The   discussion  set  forth  in  the  Offering
Memorandum under the heading "Certain Federal Income Tax Consequences" constitutes, in all material respects, a fair and accurate summary of the United States federal income tax consequences of the purchase, ownership and disposition of Preferred Securities under current law;

                           (xii)  The   execution   and  delivery  of,  and  the
performance by each of the Company, KDSM, Inc. and of their respective obligations under this Agreement has been duly and validly authorized by each of the Company, and KDSM, Inc. and this Agreement has been duly executed and delivered by each of the Company, KDSM, Inc. and the Trust;

                           (xiii)  The  Company  has  all  requisite  power  and
authority to execute, deliver and perform its obligations under the Company Agreements. The Company Agreements have each been authorized and have been validly executed and delivered by the Company and will constitute valid and legally binding obligations of the Company, enforceable in accordance with their respective terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles, and except to the extent rights to indemnity and contribution hereunder and thereunder may be limited by Federal or state securities laws or principles of public policy; the Debentures are entitled to the benefits of the Indenture and are in the form in all material respects contemplated therein; and the Company Agreements conform to the descriptions thereof in the Preliminary Offering Memorandum and the Offering Memorandum, as amended or supplemented;

                           (xiv)  KDSM,   Inc.  has  all  requisite   power  and
authority to execute, deliver and perform its obligations under the KDSM Agreements. The KDSM Agreements have each been duly authorized and have been validly executed and delivered by KDSM, Inc. and will constitute valid and legally binding obligations of KDSM, Inc., enforceable in accordance with their respective terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or effecting creditors' rights and to general equity principles, and except to the extent rights to indemnity and contribution hereunder and thereunder may be limited by Federal or state securities laws or principles of public policy; the KDSM Agreements conform in all material respects to the descriptions thereof in the Offering Memorandum as amended or supplemented;

                           (xv)  Pursuant  to the  Pledge  Agreement,  the Trust
shall have a valid and perfected Lien upon, and a first priority interest in, the Parent Preferred as security for repayment of KDSM, Inc.'s obligations under the Indenture and the Debentures; and

                           (xvi)  Assuming  due  authorization  thereof  by  the
Trust, the Registra- tion Rights Agreement constitutes a valid and binding obligation of the Trust, and is enforceable against the Trust, in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, receivership, fraudulent conveyance or transfer, reorganization, liquidation, moratorium and other similar laws relating to or affecting creditors' rights and remedies generally; principles of equity, including applicable law relating to fiduciary duties; and the effect of public policy on the enforceability of provisions relating to indemnification or contribution.

                  In addition, such opinion shall state that such counsel has not independently verified the accuracy, completeness or fairness of the statements made or the information contained in the Offering Memorandum and, except with respect to the descriptions referred to in paragraphs (iii) and (iv) above, such counsel is not passing upon and does not assume any responsibility therefor. In the course of the preparation by the Offerors of the Offering Memorandum, such counsel has participated in discussions with representatives of the Initial Purchasers and those of the Company and the Subsidiaries and their independent accountants, in which the business and affairs of the Company and the Subsidiaries and the contents of the Offering Memorandum were discussed. Based upon the information such counsel gained in the course of such counsel's representation of the Company and the Subsidiary in connection with its preparation of the Offering Memorandum and such counsel's participation in the discussions referred to above, no facts have come to such counsel's attention that lead them to believe that the Offering Memorandum, or any amendment or supplement thereto, at the time the Offering Memorandum was issued, at the time any such amended or supplemented Offering Memorandum was issued or at the Closing Date, contains any untrue statement of a material fact or omits to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. Such counsel need express no opinion, however, as to the financial statements, including the notes and schedules thereto, or any other financial information included in the Offering Memorandum.

                  In giving such opinion, such counsel may rely, as to all matters governed by the laws of jurisdictions other than the federal law of the United States, or the District of Columbia the law of the State of New York, the law of the State of Maryland and upon the opinions of counsel satisfactory to the Initial Purchaser. Such counsel may also state that, insofar as such opinion involves factual matters, they have relied, to the extent they deem proper, upon certificates of officers or other appropriate representatives of the Company and the Subsidiaries and the Trust and certificates of public officials.

                  (h) You shall have received, on the Closing Date, an opinion of Richards, Layton & Finger, special Delaware counsel for the Offerors, dated the Closing Date and addressed to you, to the effect that:

                           (i) The Trust has been duly  created  and is  validly
existing in good standing as a business trust under the Delaware Business Trust Act, 12 Del. C. ss. 3801, et. seq. (the "Business Trust Act"), and all filings required under the laws of the State of Delaware with respect to the creation and valid existence of the Trust as a business trust have been made;

                           (ii)  Under  the  Business  Trust  Act and the  Trust
Agreement, the Trust has the requisite trust power and authority to own, lease and operate its property and conduct its business, all as described in the Offering Memorandum;

                           (iii) The  Trust  Agreement  constitutes  a valid and
binding obligation of KDSM, Inc., and is enforceable against KDSM, Inc., in accordance with its terms, and the terms of the Preferred Securities as set forth in the Trust Agreement, to the extent they are obligations of the Trust, are valid and binding obligations of the Trust in accordance with the Trust Agreement subject, as to enforcement, to the effect upon the Trust Agreement of
(a) bankruptcy, insolvency, moratorium, receivership, reorganization, liquidation, fraudulent conveyance, fraudulent transfer and other similar laws relating to or affecting the rights and remedies of creditors generally, (b) principles of equity, including applicable law relating to fiduciary duties (regardless of whether considered and applied in a proceeding in equity or at law) and (c) the effect of applicable public policy on the enforceability of provisions relating to indemnification or contribution;

                           (iv)  Under  the  Business  Trust  Act and the  Trust
Agreement, the Trust has the requisite power and authority to (a) execute and deliver, and to perform its obligations under, this Agreement, the Registration Rights Agreement and the Expense Agreement and (b) issue and perform its obligations under the Preferred Securities and the Common Securities;

                           (v)  Under  the  Business  Trust  Act and  the  Trust
Agreement, the execution and delivery by the Trust of this Agreement, the Registration Rights Agreement and the Expense Agreement, and the performance by the Trust of its obligations hereunder, have been duly authorized by the requisite trust action on the part of the Trust.

                           (vi)  The   Preferred   Securities   have  been  duly
authorized by the Trust Agreement and are duly and validly issued and, subject to the qualifications set forth in this paragraph (vi), fully paid and nonassessable undivided beneficial interests in the assets of the

Trust and are entitled to the benefits provided by the Trust Agreement. The holders of the Preferred Securities, as beneficial owners of the Trust, will be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware; provided, that such counsel may note that the holders of the Preferred Securities may be obligated, pursuant to the Trust Agreement, to (a) provide indemnity or security in connection with and pay taxes or governmental charges arising from transfers or exchanges of the certificates for such Preferred Securities (the "Preferred Securities Certificates") and the issuance of replacement Preferred Securities Certificates and (b) provide security or indemnity in connection with requests of or directions to the Property Trustee to exercise its rights and remedies under the Trust Agreement;

                           (vii) The Common Securities have been duly authorized
by the Trust Agreement and are validly issued and represent undivided beneficial interests in the Trust;

                           (viii)  Under  the  Business  Trust Act and the Trust
Agreement, the issuance of the Preferred Securities and the Common Securities is not subject to preemptive rights;

                           (ix)  The  issuance  and  sale  by the  Trust  of the
Preferred Securities and the Common Securities, the execution, delivery and performance by the Trust of this Agreement, the consummation by the Trust of the transactions contemplated thereby and compliance by the Trust with its obligations thereunder will not violate (a) any of the provisions of the Trust Agreement or (b) any applicable Delaware law or administrative regulation;

                           (x) No authorization,  approval,  consent or order of
any Delaware court or Delaware governmental authority or agency is required to be obtained by the Trust solely in connection with the issuance and sale of the Preferred Securities and the Common Securities. (In rendering the opinion expressed in this paragraph (x), such counsel need express no opinion concerning the securities laws of the State of Delaware.); and

                           (xi)  Assuming  that the Trust derives no income from
or connected with sources within the State of Delaware and has no assets, activities (other than having a Delaware trustee as required by the Business Trust Act and the filing of documents with the Delaware Secretary of State) or employees in the State of Delaware, the holders of the Preferred Securities (other than those holders of the Preferred Securities who reside or are domiciled in the State of Delaware) will have no liability for income taxes imposed by the State of Delaware solely as a result of their participation in the Trust, and the Trust will not be liable for any income tax imposed by the State of Delaware.

                  Such counsel may also state that, insofar as such opinion involves factual matters, they have relied, to the extent they deem proper, upon certificates of officers or other appropriate representatives of the Company and the Subsidiaries and certificates of public officials.

                  (i) The Initial Purchaser shall have received an Opinion, dated the Closing Date of Fisher, Wayland, Cooper, Leader & Zaragoza, L.L.P., regulatory counsel for the

Company, KDSM, Inc. and the Trust in form and substance satisfactory to the Initial Purchaser to the effect that:

                  (i) Except for such Federal Communications Commission (the "FCC") approvals that have already been obtained, which approvals, to such counsel's knowledge, are in full force and effect, no FCC approval, authorization, consent or license is required under the Communications Act of 1934, as amended, and the rules and regulations promulgated thereunder (the "Communications Laws") for the transactions contemplated in the Company Agreements (including the Parent Debenture Guarantee), the KDSM Agreements and the Trust Documents, and the issuance and sale under this Agreement by the Trust of the Preferred Securities. The execution, delivery and performance in accordance with their terms of the Company Agreements (including the Parent Debenture Guarantee), the KDSM Agreements and the Trust Documents by the Company, KDSM, Inc. or the Trust, as the case may be, will not violate the Communications Laws. It should be noted that, under the Communications Laws, FCC approval is required prior to the transfer of control of the Company or any of the Subsidiaries which hold broadcast licenses or the assignment of any FCC licenses or authorizations or prior to the exercise of any voting rights or management authority over the Company or any of the Subsidiaries which hold broadcast licenses to the extent that such exercise constitutes a transfer of control of the Company or any of such Subsidiaries or an assignment of any FCC licenses or authorizations.

                  (ii) The following Subsidiaries are the licensees of the respective stations as identified below, and are authorized to own and operate their respective stations:

                  Subsidiary                                  Station
                  ----------                                  -------

Chesapeake Television Licensee, Inc.                     WBFF-TV
                                                         Baltimore, MD

WTTE, Channel 28 Licensee, Inc.                          WTTE-TV
                                                         Columbus, OH

WPGH Licensee, Inc.                                      WPGH-TV
                                                         Pittsburgh, PA



WCGV Licensee, Inc.                                      WCGV-TV
                                                         Milwaukee, Wisconsin

WTTO Licensee, Inc.                                      WTTO-TV
                                                         Birmingham, Alabama

WLFL Licensee, Inc.                                      WLFL-TV
                                                         Raleigh, North Carolina

WTVZ Licensee, Inc.                                      WTVZ-TV
                                                         Norfolk, Virginia

WSTR Licensee, Inc.                                      WSTR-TV
                                                         Cincinnati, Ohio

KSMO Licensee, Inc.                                      KSMO-TV
                                                         Kansas City, MO

WYZZ Licensee Inc.                                       WYZZ (TV)
                                                         Bloomington, Illinois

Superior OK License Corp.                                KOCB (TV)
                                                         Oklahoma City, OK

Superior KY License Corp.                                WDKY-TV
                                                         Danville, KY

WSMH Licensee, Inc.                                      WSMH (TV)
                                                         Flint, MI

Sinclair Radio of Los Angeles Licensee, Inc.             KBLA (AM)
                                                         Santa Monica, CA

Sinclair Radio of New Orleans Licensee,                  WWL (AM), New Orleans, Louisiana
Inc.                                                     WSMB (AM), New Orleans, Louisiana
                                                         WLMG (FM), New Orleans, Louisiana
                                                         KMEZ (FM), Belle Chasse, Louisiana

Sinclair Radio of Buffalo Licensee, Inc.                 WBEN (AM), Buffalo, New York
                                                         WWKB (AM), Buffalo, New York
                                                         WMJQ (FM), Buffalo, New York
                                                         WKSE (FM), Niagara Falls, New York


                                       34




Sinclair Radio of Memphis Licensee, Inc.                 WJCE (AM), Memphis, Tennessee
                                                         WRVR-FM, Memphis, Tennessee
                                                         WOGY-FM, Germantown, Tennessee

Sinclair Radio of Nashville Licensee, Inc.               WLAC (AM), Nashville, Tennessee
                                                         WLAC-FM, Nashville, Tennessee
                                                         WJZC-FM, Russellville, Kentucky

Sinclair Radio of Wilkes-Barre Licensee,                 WGBI (AM), Scranton, Pennsylvania
Inc.                                                     WILK (AM), Wilkes-Barre, Pennsylvania
                                                         WGGY (FM), Scranton, Pennsylvania
                                                         WKRZ (FM), Wilkes-Barre, Pennsylvania
                                                         WILP (AM), West Hazelton, Pennsylvania
                                                         WWFH (FM), Freeland, Pennsylvania


To such counsel's knowledge, all of the FCC Material Licenses are valid and in full force and effect. The stations identified in this Paragraph (ii) are collectively referred to as the "Stations."

                           (iii)  To  the  best  of  such  counsel's  knowledge,
Baltimore (WNUV- TV) Licensee, Inc. is the licensee of WNUV-TV, Baltimore, Maryland; WVTV Licensee, Inc. is the licensee of WVTV(TV), Milwaukee, Wisconsin; WPTT, Inc. is the licensee of WPTT(TV), Pittsburgh, Pennsylvania; Raleigh (WRDC-TV) Licensee, Inc. is the licensee of WRDC(TV), Durham, North Carolina; River City License Partnership is the licensee of KOVR(TV), Stockton, California, KDSM(TV), Des Moines, Iowa, KDNL(TV), St. Louis Missouri, WTTV(TV), Bloomington, Indiana, WTTK(TV), Kokomo, Indiana, WLOS(TV), Asheville, North Carolina, WFBC-TV, Anderson, South Carolina, KABB(TV), San Antonio, Texas, WVRV(FM), East St. Louis, Illinois and KPNT(FM), Ste. Genevieve, Missouri; KRRT License Corp., is the licensee of KRRT(TV), Kerrville, Texas; Tiab Communications Corporation is the licensee of WILT(AM), Mt. Pocono, Pennsylvania; WDBB-TV, Inc. is the licensee of WDBB(TV), Tuscaloosa, Alabama; and Birmingham (WABM-TV) Licensee, Inc., is the licensee of WABM(TV),
Birmingham, Alabama. To the best of such counsel's knowledge, Baltimore (WNUV-TV) Licensee, Inc., WVTV Licensee, Inc., WPTT, Inc., Raleigh (WRDC-TV) Licensee, Inc., River City License Partnership, KRRT License Corp., Inc., Friendship Communications, Inc., Tiab Communications Corporation, WDBB-TV, Inc., and Birmingham (WABM-TV) Licensee, Inc., (collectively the "LMA Station Licensees") each are authorized to own and operate their respective LMA stations (each individually a "LMA Station" and collectively the "LMA Stations". To such counsel's knowledge, the licenses held by the LMA Station Licensees to own and operate their respective LMA Stations are valid and in full force and effect.

                           (iv) Except as set forth in the Offering  Memorandum,
to such counsel's knowledge, there are no proceedings pending or threatened in writing under the Communications Laws that are specifically directed against the Company or the Subsidiaries or the Stations before or by the FCC or any court having jurisdiction over matters arising under the

Communications Laws, relating to any invalidity, revocation, or modification of any material FCC Licenses, wherein an unfavorable ruling, decision, or finding would materially and adversely change the financial condition, business or properties of the Company and the Subsidiaries and the Trust separately or taken as a whole. To such counsel's knowledge, based solely upon such counsel's examination of records available for public insepection at the FCC in Washington, D.C., the Stations are operating in compliance with their respective material FCC Licenses, except possibly for noncompliance that would not have a material adverse effect on the financial condition, business or properties of the Company and the Subsidiaries separately or taken as a whole.

                           (v) The statements in the Offering  Memorandum  under
the captions (a) "RISK FACTORS--Competition" "--Impact of New Technologies," "--Governmental Regulations; Necessity of Maintaining FCC Licenses," "--Multiple Ownership Rules and Effect on LMAs," and "--LMAs - Rights of Preemption and Termination" and (b) "BUSINESS-- Federal Regulation of Television and Radio Broadcasting" insofar as such statements constitute a summary of material Communications Laws and material proceedings, fairly and in all material respects present the information contained under such captions in light of the circumstances in which such statements are made, and to the extent they constitute matters of law and legal conclusions under the Communications Laws, fairly and in all material respects accurately present the information contained under such captions in light of the circumstances in which such statements are made.

                  Such counsel may also state that, insofar as such opinion involves factual matters, they have relied, to the extent they deem proper, upon certificates of officers or other appropriate representatives of the Company and the Subsidiaries and certificates of public officials.

                  (j) The Initial Purchasers shall have received on the Closing Date an opinion of Fried, Frank, Harris, Shriver & Jacobson, counsel for the Initial Purchasers, dated the Closing Date and addressed to you, as Initial Purchasers, with respect to the matters agreed upon. In addition, such opinion shall also state the following: In the course of the preparation by the Offerors of the Offering Memorandum, such counsel participated in conferences with certain of the officers and representatives of, and the independent public accountants for, the Offerors, at which the Offering Memorandum were discussed. Between the date thereof and the time of delivery of such opinion, such counsel attended additional conferences with certain of the officers and representatives of the Offerors, at which the contents of the Offering Memorandum were discussed to a limited extent. Given the limitations inherent in the independent verification of factual matters and the character of determinations involved in the offering process, such counsel is not passing upon or assuming any responsibility for the accuracy, completeness or fairness of the statements contained in the Offering Memorandum and has not made any independent check or verification thereof. Subject to the foregoing and on the basis of the information gained in the performance of the services referred to above, including information obtained from officers and other representatives of, and the independent public accountants for, the Offerors, no facts have come to such counsel's attention that cause such counsel to believe that the Offering Memorandum as of its date contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein in light of the circumstances under which they were made not misleading. Also, subject to the foregoing, no facts have come to such counsel's attention in the course of proceedings described in the second sentence of this paragraph that cause such counsel to believe that the Offering Memorandum, at the Closing Date, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances in which they were made, not misleading. Such counsel express no view or belief, however, with respect to financial statements, notes or schedules thereto or other financial information included in or omitted from the Offering Memorandum.

                  In giving such opinion, such counsel may rely, as to all matters governed by the laws of jurisdictions other than the federal law of the United States, the law of the State of New York, and the General Corporation Law of the State of Delaware, upon the opinions of counsel satisfactory to the Initial Purchasers. Such counsel may also state that, insofar as such opinion involves factual matters, they have relied, to the extent they deem proper, upon certificates of officers or other appropriate representatives of the Company and the Subsidiaries and the Trust and certificates of public officials.

                  (k) The Initial Purchasers shall have received letters addressed to you, as Initial Purchasers, and dated the date hereof and the Closing Date from Arthur Andersen LLP, Ernst & Young LLP, KPMG Peat Marwick LLP and Price Waterhouse LLP, independent certified public accountants, substantially in the forms heretofore approved by you.

                  (l) There shall not have been any change in the capital stock of the Company nor any material increase in the short-term or long-term debt of the Company, KDSM, Inc. or the Trust (other than in the ordinary course of business) from that set forth or contemplated in the Offering Memorandum (or any amendment or supplement thereto); (ii) there shall not have been, since the respective dates as of which information is given in the Offering Memorandum (or any amendment or supplement thereto), except as may otherwise be stated in the Offering Memorandum (or any amendment or supplement thereto), any material adverse change in the condition (financial or other), business, prospects, properties, net worth or results of operations of the Company and the Subsidiaries taken as a whole or, with respect to only such matters relating to KDSM, Inc. or any of its subsidiaries, of KDSM, Inc. and its subsidiaries taken as a whole; (iii) the Company and the Subsidiaries shall not have any liabilities or obligations, direct or contingent (whether or not in the ordinary course of business), that are material to the Company and the Subsidiaries, taken as a whole or, with respect to only such matters relating to KDSM, Inc. or any of its subsidiaries, to KDSM, Inc. and its subsidiaries, taken as a whole, other than those reflected in the Offering Memorandum (or any amendment or supplement thereto); (iv) the Trust shall not have any liabilities or obligations, direct or contingent, other than those arising under the Trust Agreement and the Trust's organizational documents and (v) all the representations and warranties of the Company, KDSM, Inc. and the Trust contained in this Agreement shall be true and correct in all material respects on and as of the date hereof and on and as of the Closing Date as if made on and as of the Closing Date, and the Initial Purchasers shall have received a certificate, dated the Closing Date and signed by the chief executive officer and the chief accounting officer of the Company and of KDSM, Inc. (or such other officers as are acceptable to the Initial Purchasers), to the effect set forth in this Section 7(l) and in Section 7(p) hereof.

                  (m) The Company, KDSM, Inc. or the Trust shall not have failed at or prior to the Closing Date to have performed or complied with any of its agreements herein contained and required to be performed or complied with by it hereunder at or prior to the Closing Date.

                  (n) There shall not have been any announcement by any "nationally recognized statistical rating organization," as defined for purposes of Rule 436(g) under the Act, that (i) it is downgrading its rating assigned to any class of securities of the Company, or (ii) it is reviewing its ratings assigned to any class of securities of KDSM, Inc. with a view to possible downgrading, or with negative implications, or direction not determined.

                  (o) The Preferred Securities shall have been approved for trading on PORTAL.

                  (p) The Company, KDSM, Inc. and the Trust shall have furnished or caused to be furnished to the Initial Purchasers such further certificates and documents as the Initial Purchasers shall have requested.

                  All such opinions, certificates, letters and other documents will be in compliance with the provisions hereof only if they are reasonably satisfactory in form and substance to the Initial Purchasers and counsel for the Initial Purchasers.

                  Any certificate or document signed by any officer of the Company, KDSM, Inc. or the Trust and delivered to the Initial Purchasers, or to counsel for the Initial Purchasers, shall be deemed a representation and warranty by the Company, KDSM, Inc. or the Trust to the Initial Purchasers as to the statements made therein.

                  8. Expenses. The Company and KDSM, Inc. agree to pay, jointly and severally, the following costs and expenses and all other costs and expenses incident to the performance by it of its obligations hereunder: (i) the preparation, printing or reproduction of the Preliminary Offering Memorandum and the Offering Memorandum (including financial statements thereto), and each amendment or supplement to any of them, this Agreement, the Indenture and the other Operative Documents; (ii) the printing (or reproduction) and delivery (including postage, air freight charges and charges for counting and packaging) of such copies of the Preliminary Offering Memorandum and the Offering Memorandum, and all amendments or supplements to any of them as may be reasonably requested for use in connection with the offering and sale of the Preferred Securities; (iii) the preparation, printing, authentication, issuance and delivery of certificates for the Preferred Securities, including any stamp taxes in connection with the original issuance and sale of the Preferred Securities; (iv) the printing (or reproduction) and delivery of this Agreement, the preliminary and supplemental "blue sky memoranda" and all other agreements or documents printed (or reproduced) and delivered in connection with the offering of the Preferred Securities; (v) the application for quotation of the Preferred Securities on the PORTAL market; (vi) the lodging, meals and expenses incurred by or on behalf of the Company's officers in connection with presentations to prospective purchasers of the Preferred Securities; (vii) the registration or the qualification of the Preferred Securities for offer and sale under the securities or blue sky laws of the several states as provided in Section 4(g) hereof (including the reasonable fees, expenses and disbursements of counsel for the Initial Purchasers relating to the preparation, printing or reproduction, and delivery of the preliminary and supplemental blue sky memoranda and such qualification); (viii) the fees and expenses of the Company's, KDSM, Inc.'s and the Trust's accountants and the fees and expenses of counsel (including local and special counsel) for the Company, KDSM, Inc. and the Trust and (ix) the filing fees and other reasonable fees and expenses of counsel for the Initial Purchasers in connection with any filings required to be made with the National Association of Securities Dealers, Inc.

                  9. Effective Date of Agreement. This Agreement shall become effective upon the execution and delivery hereof by all the parties hereto.

                  10. Termination of Agreement. This Agreement shall be subject to termination in the absolute discretion of the Initial Purchasers, without liability on the part of the Initial Purchasers to the Company, by notice to the Company, if prior to the Closing Date (i) trading in securities generally on the New York Stock Exchange or the American Stock Exchange or NASDAQ National Market shall have been suspended or materially limited, (ii) a general moratorium on commercial banking activities in New York or Maryland shall have been declared, or (iii) there shall have occurred any outbreak or escalation of hostilities or other U.S., international or domestic calamity, crisis or change in political, financial or economic conditions, the effect of which on the financial markets of the United States is such as to make it, in the judgment of the Initial Purchasers, impracticable or inadvisable to commence or continue the offering of the Preferred Securities on the terms set forth on the cover page of the Offering Memorandum or to enforce contracts for the resale of the Preferred Securities by the Initial Purchasers. Notice of such termination may be given to the Company or KDSM, Inc. by telegram, telecopy or telephone and shall be subsequently confirmed by letter.

                  11. Information Furnished by the Initial Purchasers. The statements set forth in the first sentence of the last paragraph on the cover page, the stabilization legend on the inside front cover and the statements in the fourth and eighth paragraphs under the caption"Plan of Distribution" in the Preliminary Offering Memorandum and Offering Memorandum, constitute the only information furnished by or on behalf of the Initial Purchasers as such information is referred to in Sections 5(b) and 6 hereof.

                  12. Miscellaneous. Except as otherwise provided in Sections 4, 9 and 10 hereof, notice given pursuant to any provision of this Agreement shall be in writing and shall be delivered (i) if to the Company, KDSM, Inc. or the Trust, at the office of the Company at 2000 West 41st Street, Baltimore, Maryland 21211, Attention: David D. Smith, President, with a copy to Sinclair Communications, Inc., 2000 West 41st Street, Baltimore, MD 21211, Attention:
General Counsel and a copy to Thomas & Libowitz, P.A., 100 Light Street, Suite 1100, Baltimore, Maryland 21202, Attention: Steven A. Thomas, Esq. and a copy to Wilmer, Cutler & Pickering, 100 Light Street, Baltimore, MD 21202, Attention:
John B. Watkins, Esq.; (ii) if to the Initial Purchasers, to Smith Barney Inc., 388 Greenwich Street, New York, NY 10013,

Attention: Manager, Investment Banking Division with a copy to Fried, Frank, Harris, Shriver & Jacobson, One New York Plaza, New York, New York 10004,
Attention: Valerie Ford Jacob, Esq.

                  This Agreement has been and is made solely for the benefit of the Initial Purchasers, the Company, KDSM, Inc. and the Trust, the directors and officers of the Company, KDSM, Inc. and the Trust and the controlling persons referred to in Section 6 hereof and their respective successors and assigns, to the extent provided herein, and no other person shall acquire or have any right under or by virtue of this Agreement. Neither the term "successor" nor the term "successors and assigns" as used in this Agreement shall include a purchaser from the Initial Purchasers of any of the Preferred Securities in his status as such purchaser.

                  13. APPLICABLE LAW; COUNTERPARTS. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED WITHIN THE STATE OF NEW YORK AND WITHOUT REGARD TO THE CONFLICTS OF LAW PRINCIPLES THEREOF.

                  This Agreement may be signed in various counterparts which together constitute one and the same instrument. If signed in counterparts, this Agreement shall not become effective unless at least one counterpart hereof shall have been executed and delivered on behalf of each party hereto.

                  Please confirm that the foregoing correctly sets forth the agreement between the Company, KDSM, Inc., the Trust and the Initial Purchasers.

                                            Very truly yours,




                                            SINCLAIR BROADCAST GROUP, INC.


                                            By: /s/ David D. Smith
                                               ---------------------------------
                                                    David D. Smith
                                            Title:  President

                                            KDSM, INC

                                            By: /s/ David D. Smith
                                               ---------------------------------
                                                    David D. Smith
                                            Title:  President


                                            SINCLAIR CAPITAL


                                            By: /s/ David D. Smith
                                               ---------------------------------
                                                    David D. Smith
                                            Title:  Administrative Trustee

Confirmed as of the date first
above mentioned.

SMITH BARNEY INC.
CHASE SECURITIES INC.


By:  /s/ Douglas Hust
   -------------------------------------
   (Smith Barney Inc.)
   On behalf of the Initial Purchasers

                                   SCHEDULE I


                                 NAME OF COMPANY



                                                         Principal Amount
Initial Purchaser                                     of Preferred Securities
-----------------                                     -----------------------

Smith Barney Inc.                                          $160,000,000

Chase Securities Inc.                                        40,000,000


             Total                                         $200,000,000

                                    EXHIBIT A

                          Registration Rights Agreement




                                    EXHIBIT B
                             Company's Subsidiaries

----------------------------------------------------------------------------------------------------------------------------
Name of Subsidiary                                                       State of Incorpora-       Qualifications
                                                                         tion/
                                                                         Organization
----------------------------------------------------------------------------------------------------------------------------
Chesapeake Television, Inc.                                              Maryland                  North Carolina
                                                                                                   South Carolina
                                                                                                   Texas
                                                                                                   California
----------------------------------------------------------------------------------------------------------------------------
Chesapeake Television Licensee, Inc.                                     Delaware
----------------------------------------------------------------------------------------------------------------------------
FSF-TV, Inc.                                                             North Carolina
----------------------------------------------------------------------------------------------------------------------------
KABB Licensee, Inc.                                                      Delaware
----------------------------------------------------------------------------------------------------------------------------
KDNL Licensee, Inc.                                                      Delaware
----------------------------------------------------------------------------------------------------------------------------
KDSM, Inc.                                                               Maryland                  Iowa
----------------------------------------------------------------------------------------------------------------------------
KDSM Licensee, Inc.                                                      Delaware
----------------------------------------------------------------------------------------------------------------------------
KSMO, Inc.                                                               Maryland                  Missouri
----------------------------------------------------------------------------------------------------------------------------
KSMO Licensee, Inc.                                                      Delaware
----------------------------------------------------------------------------------------------------------------------------
KUPN, Inc.                                                               Maryland
----------------------------------------------------------------------------------------------------------------------------
KUPN Licensee, Inc.                                                      Maryland
----------------------------------------------------------------------------------------------------------------------------
SCI-Indiana Licensee, Inc.                                               Delaware
----------------------------------------------------------------------------------------------------------------------------
SCI- Sacramento Licensee, Inc.                                           Delaware
----------------------------------------------------------------------------------------------------------------------------
Sinclair Broadcast Group, Inc.                                           Maryland
----------------------------------------------------------------------------------------------------------------------------
Sinclair Communications, Inc.                                            Maryland
----------------------------------------------------------------------------------------------------------------------------
Sinclair Radio of Albuquerque, Inc.                                      Maryland                  New Mexico
----------------------------------------------------------------------------------------------------------------------------
Sinclair Radio of Albuquerque Licensee, Inc.                             Delaware
----------------------------------------------------------------------------------------------------------------------------
Sinclair Radio of Buffalo, Inc.                                          Maryland                  New York
----------------------------------------------------------------------------------------------------------------------------
Sinclair Radio of Buffalo Licensee, Inc.                                 Delaware
----------------------------------------------------------------------------------------------------------------------------
Sinclair Radio of Greenville, Inc.                                       Maryland                  North Carolina
                                                                                                   South Carolina
----------------------------------------------------------------------------------------------------------------------------
Sinclair Radio of Greenville Licensee, Inc.                              Delaware
----------------------------------------------------------------------------------------------------------------------------
Sinclair Radio of Los Angeles, Inc.                                      Maryland                  California
----------------------------------------------------------------------------------------------------------------------------
Sinclair Radio of Los Angeles Licensee, Inc.                             Delaware
----------------------------------------------------------------------------------------------------------------------------
Sinclair Radio of Memphis, Inc.                                          Maryland                  Tennessee
                                                                                                   Kentucky
----------------------------------------------------------------------------------------------------------------------------
Sinclair Radio of Memphis Licensee, Inc.                                 Delaware
----------------------------------------------------------------------------------------------------------------------------
Sinclair Radio of Nashville, Inc.                                        Maryland                  Tennessee
----------------------------------------------------------------------------------------------------------------------------
Sinclair Radio of Nashville Licensee, Inc.                               Delaware
----------------------------------------------------------------------------------------------------------------------------
Sinclair Radio of New Orleans, Inc.                                      Maryland                  Louisiana
----------------------------------------------------------------------------------------------------------------------------
Sinclair Radio of New Orleans Licensee, Inc.                             Delaware
----------------------------------------------------------------------------------------------------------------------------
Sinclair Radio of St. Louis, Inc.                                        Maryland                  Missouri
                                                                                                   Illinois
----------------------------------------------------------------------------------------------------------------------------
Sinclair Radio of St. Louis Licensee, Inc.                               Delaware
----------------------------------------------------------------------------------------------------------------------------
Sinclair Radio of Wilkes-Barre, Inc.                                     Maryland                  Pennsylvania
----------------------------------------------------------------------------------------------------------------------------
Sinclair Radio of Wilkes-Barre Licensee, Inc.                            Delaware
----------------------------------------------------------------------------------------------------------------------------
Superior Communications of Kentucky, Inc.                                Delaware                  Kentucky
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

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Superior Communications of Oklahoma, Inc.                                OK
----------------------------------------------------------------------------------------------------------------------------
Superior KY License Corp.                                                Delaware                  Kentucky
----------------------------------------------------------------------------------------------------------------------------
Superior OK License Corp.                                                Delaware                  Oklahoma
----------------------------------------------------------------------------------------------------------------------------
Tuscaloosa Broadcasting, Inc.                                            Maryland
----------------------------------------------------------------------------------------------------------------------------
WCGV, Inc.                                                               Maryland                  Wisconsin
----------------------------------------------------------------------------------------------------------------------------
WCGV Licensee, Inc.                                                      Delaware
----------------------------------------------------------------------------------------------------------------------------
WDBB, Inc.                                                               Maryland
----------------------------------------------------------------------------------------------------------------------------
WLFL, Inc.                                                               Maryland                  North Carolina
----------------------------------------------------------------------------------------------------------------------------
WLFL Licensee, Inc.                                                      Delaware
----------------------------------------------------------------------------------------------------------------------------
WLOS Licensee, Inc.                                                      Delaware
----------------------------------------------------------------------------------------------------------------------------
WPGH, Inc.                                                               Maryland                  Pennsylvania
                                                                                                   Missouri
----------------------------------------------------------------------------------------------------------------------------
WPGH Licensee, Inc.                                                      Maryland
----------------------------------------------------------------------------------------------------------------------------
WSMH, Inc.                                                               Maryland                  Michigan
----------------------------------------------------------------------------------------------------------------------------
WSMH Licensee, Inc.                                                      Delaware
----------------------------------------------------------------------------------------------------------------------------
WSTR, Inc.                                                               Maryland                  Ohio
----------------------------------------------------------------------------------------------------------------------------
WSTR Licensee, Inc.                                                      Maryland
----------------------------------------------------------------------------------------------------------------------------
WSYX, Inc.                                                               Maryland
----------------------------------------------------------------------------------------------------------------------------
WTTE, Channel 28, Inc.                                                   Maryland                  Ohio
                                                                                                   Indiana
----------------------------------------------------------------------------------------------------------------------------
WTTE, Channel 28 Licensee, Inc.                                          Maryland
----------------------------------------------------------------------------------------------------------------------------
WTTO, Inc.                                                               Maryland                  Alabama
----------------------------------------------------------------------------------------------------------------------------
WTTO Licensee, Inc.                                                      Delaware
----------------------------------------------------------------------------------------------------------------------------
WTVZ, Inc.                                                               Maryland                  Virginia
----------------------------------------------------------------------------------------------------------------------------
WTVZ Licensee, Inc.                                                      Maryland
----------------------------------------------------------------------------------------------------------------------------
WYZZ, Inc.                                                               Maryland                  Illinois
----------------------------------------------------------------------------------------------------------------------------
WYZZ Licensee, Inc.                                                      Delaware
----------------------------------------------------------------------------------------------------------------------------
Cresap Enterprises, Inc.                                                 Maryland
----------------------------------------------------------------------------------------------------------------------------
Sinclair Capital, a special purpose statutory business trust             Delaware
============================================================================================================================